                                                               SEMIANNUAL REPORT

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW
DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT
GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND


Dear Shareholder,                                                  July 15, 2000

We are pleased to present you with the semiannual report for PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund, for the six months ended May 31, 2000.

MARKET REVIEW
--------------------------------------------------------------------------------

[GRAPHIC]

During the six-month period ended May 31, 2000, the Federal Reserve (the "Fed") raised the Federal Funds rate one percent in response to boom-like economic growth. Rising interest rates created difficult conditions for all sectors of the fixed income market. U.S. Treasurys fared the best, gaining 2.46% as measured by the Lehman Brothers Government Bond Index. The broad market, as measured by the Lehman Brothers Aggregate Bond Index, achieved a slight gain of 1.38% for the period. Corporate bonds, mortgage-backed securities and high-yield bonds all lost ground. The high-yield sector fared the worst, losing 1.84% as measured by the CS First Boston High Yield Bond Index.

     In mid-January the U.S. Treasury announced final plans to buy back Treasury debt in response to a current fiscal year surplus of about $200 billion. The size of the buyback--about $30 billion in calendar year 2000--surprised market participants. Moreover, remarks by Treasury officials indicated that they intend to reduce the supply of 30-year bonds and make the 10-year Treasury note the new long-maturity bellwether. The resulting surge in demand for 30-year Treasurys caused a drastic yield curve inversion, in which 10-year notes yielded more than 30-year Treasurys. As a result, by period-end three-month yields had risen 32 basis points while 30-year yields had declined 28 basis points. (A basis point equals 1/100th of one percent.)

     The market illiquidity engendered by January's yield-curve inversion plagued the spread sectors. Trading volume remained low. Investors sought to shed spread-sector overweights, and displayed a marked preference for higher credit quality. (Spread sectors include high-yield bonds, investment-grade corporate bonds and mortgage-backed securities, the yields of which are gauged by their relationship, or spread, to U.S. Treasurys.) Treasury Undersecretary Gary Gensler compounded the negative sentiment in the market when he challenged the markets' assumption of an implied Government guarantee for agency debt. Credit quality became the pervasive theme for the period, and higher-rated debt generally outperformed lower-rated debt.

     Bearish market sentiment appeared to lift toward the end of the period, as evidence mounted that the economy may be slowing. Market participants saw this as a sign that the Fed might be approaching the end of its cycle of interest-rate increases.

SEMIANNUAL REPORT


OUTLOOK

Although the Fed did not raise rates at its meeting on June 28, it did note that inflation remained a concern. The economy appears to be slowing, although it is unclear whether the slowdown will be sufficient to prevent another rate increase. However, we believe that any further Fed actions will impact the equities markets more seriously than bonds. While we think the economy will slow, we do not expect it to slip into recession. In such an environment we think the spread sectors stand a good chance to recover--particularly the mortgage-backed sector, and to a lesser extent, the corporate sector.

     The spread sectors have had to cope with a triple whammy of reduced Treasury supply, equity-market volatility and rising interest rates. We believe current valuations are extremely attractive, and these sectors are now displaying signs of stability. We remain hopeful that spreads can narrow in the periods ahead.

[SIDENOTE:]
PAINEWEBBER U.S. GOVERNMENT
INCOME FUND

INVESTMENT GOAL:
High current income
consistent with
preservation of capital and
liquidity

PORTFOLIO MANAGERS:
Nirmal Singh
Dennis McCauley
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
August 31, 1984 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
September 11, 1991
(Class Y)

DIVIDEND PAYMENTS:
Monthly


PAINEWEBBER U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                                 6 Months     1 Year     5 Years     Inception[DEGREE]
                                Class A*           1.09%       0.70%       4.70%           7.28%

              Before Deducting  Class B**          0.68       -0.10        3.88            4.40
          Maximum Sales Charge
                                Class C+           0.83        0.18        4.16            3.26

                                Class Y++          1.24        1.01        5.01            4.82


                                Class A*          -2.90       -3.37        3.85            7.00

               After Deducting  Class B**         -4.22       -4.85        3.55            4.40
          Maximum Sales Charge
                                Class C+           0.09       -0.54        4.16            3.26

                                Class Y++          1.24        1.01        5.01            4.82

    LEHMAN BROTHERS GOVERNMENT
                    BOND INDEX                     2.46        2.96        5.99            9.24
Lipper General U.S. Government
                  Funds Median                     1.24        1.08        4.95            7.95

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains.
Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[DEGREE] Inception: since commencement of issuance on August 31, 1984 for Class
     A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and September 11, 1991 for Class Y shares. Index performance is shown as of inception of oldest share class.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds, as well as the trustee of the PaineWebber 401(k) Plus Plan. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

                                                               SEMIANNUAL REPORT

  PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND


PORTFOLIO REVIEW
The Fund trailed its Lipper peer group and its benchmark for the six months ended May 31, 2000. The primary cause of the Fund's underperformance was its above-benchmark allocations to agency debt and mortgage-backed securities, both of which performed poorly during the period.

     The Fund's mid-range duration (about 5.3 years) detracted slightly from performance as interest rates rose during the period. (Duration is a measure of a bond portfolio's sensitivity to interest rate changes.)

GOING FORWARD
We recognize there is a degree of uncertainty regarding what is a risk-free benchmark in an era of reduced Treasury supply. This basic valuation issue may cause increased spread volatility and wider-than-normal fair value spreads in the periods to come.

     Despite recent setbacks, we continue to find mortgages and agencies attractive. Rising interest rates have diminished the likelihood that borrowers will prepay or refinance their mortgages. We continue to believe in the long-term potential of the spread sectors, and continue to overweight them in the Fund.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND--PORTFOLIO STATISTICS

CHARACTERISTICS*                         5/31/00               11/30/99
-------------------------------------------------------------------------------------
Net Assets ($mm)                          $240.3                 $276.3
Weighted Avg Maturity                  10.0 yrs.               9.7 yrs.
Weighted Avg Duration                  5.28 yrs.              5.22 yrs.
Average Quality                           Agency                 Agency
-------------------------------------------------------------------------------------


SECTOR ALLOCATION*                     5/31/00                                         11/30/99
-------------------------------------------------------------------------------------------------
Mortgages                                65.0%   Mortgages                                72.7%
U.S. Government & Agency                 48.0    U.S. Government & Agency                 38.1
Cash & Equivalents                        9.8    Cash & Equivalents                       14.7
Liabilities in excess of other assets   -22.8    Liabilities in excess of other assets   -25.5
-------------------------------------------------------------------------------------------------
Total                                   100.0    Total                                   100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

PAINEWEBBER LOW DURATION
U.S. GOVERNMENT INCOME FUND
--------------------------------------------------------------------------------
PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND--PORTFOLIO REVIEW

[SIDENOTE]
PAINEWEBBER LOW DURATION
U.S. GOVERNMENT INCOME FUND

INVESTMENT GOAL:
Highest level of income
that is consistent with
preservation of capital and
low NAV volatility

PORTFOLIO MANAGER:
Scott Mather
Pacific Investment
Management Company

COMMENCEMENT:
May 3, 1993 (Classes A, B
and C)
October 20, 1995 (Class Y)

DIVIDEND PAYMENTS:
Monthly

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                                 6 Months     1 Year     5 Years     Inception[DEGREE]
                                Class A*           1.04%       2.25%       5.21%           4.13%

            Before Deducting    Class B**          1.03        1.37        4.34            3.41
        Maximum Sales Charge
                                Class C+           1.14        1.57        4.56            3.52

                                Class Y++          2.02        2.92        N/A             5.31




                                Class A*          -1.93       -0.72        4.59            3.67

             After Deducting    Class B**         -1.93       -1.54        4.34            3.41
        Maximum Sales Charge
                                Class C+           0.40        0.84        4.56            3.52

                                Class Y++          2.02        2.92        N/A             5.31


      Merrill Lynch 1-3 Year
         U.S. Treasury Index                       2.03        4.16        5.66            5.28
Lipper Short U.S. Government
                Funds Median                       1.77        3.47        4.94            4.68

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains.
Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[DEGREE] Inception: since commencement of issuance on May 3, 1993 for Classes A,
     B and C shares and October 20, 1995 for Class Y shares. Index performance is shown as of inception of oldest share classes.
* Maximum sales charge for Class A shares is 3% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after four years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

                                                               SEMIANNUAL REPORT

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW
DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT
GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND


PORTFOLIO REVIEW
During the period the Fund lagged its benchmark and its peer group. The Fund's combination of longer-than-index duration and broader-than-index maturity structure was a strong positive as short rates increased and longer rates decreased. Sector selection was a negative. In spite of their higher yield premiums, mortgages underperformed Treasurys due to concerns that the implied Federal guarantee of Fannie Mae and Freddie Mac would be rescinded. This caused the prices of the mortgage pass-through securities and debt issued and guaranteed by these agencies to decline. In contrast, GNMAs which have the "full faith and credit" backing of the U.S. Government were not adversely affected.

GOING FORWARD
Concerns about a slowing economy and higher inflation continue to dominate our strategy. We expect the yield curve to remain inverted due to the dwindling supply of Treasury securities and believe that the Fed may raise the Federal Funds rate by up to 50 basis points over the next six months in an attempt to slow the economy and control inflation.

     We intend to target duration near the benchmark because extending duration does not pay a premium due to the inverted yield curve. We intend to focus on GNMA mortgages because they offer yield premiums of as much as 1.5% over comparable Treasurys and may benefit from the declining supply of "full faith and credit" securities, e.g., Treasurys. Also, we intend to maintain the Fund's exposure to well-structured, collateralized mortgage obligations (CMOs) to capture their relatively high yields. Lastly, we expect to focus on Treasury Inflation Protected Securities (TIPS) to take advantage of high real yields and their inflation protection.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND--
PORTFOLIO STATISTICS

CHARACTERISTICS*                         5/31/00               11/30/99
-------------------------------------------------------------------------------------
Net Assets ($mm)                          $152.2                 $158.9
Weighted Avg Maturity                  1.88 yrs.              2.78 yrs.
Weighted Avg Duration                   1.6 yrs.              1.76 yrs.
Weighted Avg Coupon                        7.12%                  6.33%
-------------------------------------------------------------------------------------


SECTOR ALLOCATION*                      5/31/00                                         11/30/99
--------------------------------------------------------------------------------------------------
Mortgage-Backed Securities               142.1%   Mortgage-Backed Securities               70.1%
U.S. Government and Agency                19.0    Cash & Equivalents                       38.2
Asset Backed Security                      1.5    Commercial Paper                         15.6
Cash & Equivalents                         7.2    U.S. Government and Agency                6.3
Commercial Paper                           0.1    Liabilities in excess of other assets   -30.2
Liabilities in excess of other assets    -69.9
--------------------------------------------------------------------------------------------------
Total                                    100.0    Total                                   100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

PAINEWEBBER INVESTMENT GRADE INCOME FUND
--------------------------------------------------------------------------------
PAINEWEBBER INVESTMENT GRADE INCOME FUND--PORTFOLIO REVIEW

[SIDENOTE]
PAINEWEBBER INVESTMENT
GRADE INCOME FUND

INVESTMENT GOAL:
High current income
consistent with
preservation of capital and
liquidity

PORTFOLIO MANAGER:
Julieanna Berry
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
August 31, 1984 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
February 20, 1998
(Class Y)

DIVIDEND PAYMENTS:
Monthly

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                                 6 Months     1 Year     5 Years     Inception[DEGREE]
                                Class A*          -1.48%      -1.34%       5.06%       8.68%

         Before Deducting       Class B**         -1.77       -2.10        4.27        6.44
     Maximum Sales Charge
                                Class C+          -1.63       -1.83        4.54        5.34

                                Class Y++         -1.46       -1.27        N/A         0.24



                                Class A*          -5.38       -5.30        4.21        8.40

          After Deducting       Class B**         -6.52       -6.70        3.96        6.44
     Maximum Sales Charge
                                Class C+          -2.34       -2.52        4.54        5.34

                                Class Y++         -1.46       -1.27        N/A         0.24

Lehman Brothers Corporate
               Bond Index                         -0.37       -0.04        5.64       10.09
    Lipper Corporate Debt
   BBB-Rated Funds Median                         -0.02       -0.16        5.29        9.27

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains.
Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[DEGREE] Inception: since commencement of issuance on August 31, 1984 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and February 20, 1998 for Class Y shares. Index performance is shown as of inception of oldest share class.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual fund. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.

PORTFOLIO REVIEW

Continued widening of sector spreads hurt Fund performance during the period. By period-end, the corporate sector had posted its fifth consecutive month of losses. The Fund maintained a neutral duration position relative to its benchmark, which helped performance slightly as interest rates rose.

     The Fund's strategy continues to focus on credit-driven trading decisions. The style of exploiting the inefficiencies in the crossover market(1) (focusing on BBB/BB rated paper) has been less successful during the last few months. In periods of uncertainty, such as we have seen recently, liquidity becomes of utmost importance and lower credit quality positions are at a disadvantage. Further pressuring the corporate sector is heightened event risk in the form of share repurchases and leveraged buyouts. We felt that some of the severe widening in specific credits was an overreaction to these risks and continue to view these scares as potential opportunities. The nature of our bias to crossover credits causes us to overweight in the intermediate part of the curve, which hindered performance in the latest period of a run up in long-duration treasurys. We still believe that the way to add value is by determining the most attractive part of the credit curve, focusing on both the fundamental analysis and the technical situation.

(1) Crossover credits are issues rated investment grade quality by one major ratings agency, and below investment grade by another ratings agency.

                                                               SEMIANNUAL REPORT

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW
DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT
GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND

GOING FORWARD

With most of the Fed tightening out of the way, we believe the corporate market is positioned to rally. As volatility in the equity market appears to have stabilized, investors are becoming more comfortable with credit risk. The technical situation also seems very favorable. Recent investor surveys have revealed that many investors are neutral to underweighted spread sectors. Cash positions are large and as markets stabilize, investors may be inclined to reinvest in the corporate market to enhance yield and generate total return.

     The Fed's ability to engineer a soft landing is looking more likely, which bodes well for the corporate market. As we believe that risks are still present in this forecast, we will continue to dedicate a portion of the portfolio to the higher-rated, liquid issuers.

PAINEWEBBER INVESTMENT GRADE INCOME FUND--PORTFOLIO STATISTICS

CHARACTERISTICS*                        5/31/00            11/30/99
-----------------------------------------------------------------------------
Net Assets ($mm)                         $235.0              $262.1
Weighted Avg Maturity                16.90 yrs.          15.85 yrs.
Weighted Avg Duration                 5.55 yrs.           5.66 yrs.
-----------------------------------------------------------------------------


TOP FIVE SECTORS*                   5/31/00                                    11/30/99
-----------------------------------------------------------------------------------------
Finance/Banking                       14.5%   Finance/Banking                     16.5%
Mortgage-Backed Securities            14.1    Mortgage-Backed Securities          11.2
U.S. Government and Agency            11.0    U.S. Government and Agency          11.1
Yankee                                11.6    Yankee                              11.0
Cable/Media                            7.8    Cable/Media                          8.4
-----------------------------------------------------------------------------------------
Total                                 59.0    Total                               58.2


CREDIT QUALITY*                         5/31/00            11/30/99
-----------------------------------------------------------------------------
Cash & Equivalents                         11.0%                8.0%
AAA                                        23.2                20.8
AA                                          1.4                 2.1
A                                          18.1                24.3
BBB                                        24.6                22.2
BB                                         15.7                19.0
B                                           4.7                 2.0
Below B                                     1.3                 1.6
-----------------------------------------------------------------------------
Total                                     100.0               100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT


PAINEWEBBER HIGH INCOME FUND
--------------------------------------------------------------------------------
PAINEWEBBER HIGH INCOME FUND--PORTFOLIO REVIEW

[SIDENOTE]
PAINEWEBBER HIGH INCOME FUND

INVESTMENT GOAL:
High Income

PORTFOLIO MANAGER:
James F. Keegan
Mitchell Hutchins Asset
Management Inc.

COMMENCEMENT:
August 31, 1984 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
February 20, 1998
(Class Y)

DIVIDEND PAYMENTS:
Monthly

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 5/31/00

                                                 6 Months     1 Year     5 Years     Inception[DEGREE]
                                Class A*         -14.05%     -15.24%       2.46%       8.17%

     Before Deducting           Class B**        -14.43      -16.08        1.67        6.72
 Maximum Sales Charge
                                Class C+         -14.27      -15.81        1.91        4.05

                                Class Y++        -13.97      -15.19        N/A        -8.90


                                Class A*         -17.55      -18.59        1.63        7.89

      After Deducting           Class B**        -18.49      -19.86        1.42        6.72
 Maximum Sales Charge
                                Class C+         -14.88      -16.37        1.91        4.05

                                Class Y++        -13.97      -15.19        N/A        -8.90

      CS First Boston                             -1.84       -2.53        5.56       N/A
High Yield Bond Index
  Lipper High Current                             -2.16       -1.98        6.22        9.66
   Yield Funds Median

Past performance is no guarantee of future performance. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative. The performance data quoted assumes reinvestment of all dividends and capital gains.
Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper Median is the return of the fund that places in the middle of the peer group.

[DEGREE] Inception: since commencement of issuance on August 31, 1984 for Class
     A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and February 20, 1998 for Class Y shares. Index performance is shown as of inception of oldest share class.
* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.
** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.
+ Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.
++ The Fund offers Class Y shares to a limited group of eligible investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. Class Y shares do not bear initial or contingent deferred sales charges or ongoing distribution and service fees.


PORTFOLIO REVIEW

     During the period, the adverse conditions that impacted the broad fixed income market hit the high-yield sector particularly hard. Fund performance reflected these adverse market conditions, and was exacerbated by losses among several of the Fund's small-capitalization holdings. As a result, the Fund underperformed its benchmark and its Lipper peer group for the period.

                                                               SEMIANNUAL REPORT

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW
DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT
GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND


MANAGEMENT CHANGES

     Effective February 2000, James F. (Jim) Keegan, Managing Director and head of the Taxable Credit Group, assumed management responsibility for the Fund.

     Previously, the Fund had focused on high income potential, emphasizing lower-rated, smaller securities that provided higher yields. While the Fund will continue to seek high income, the portfolio management team seeks to lower the Fund's volatility and improve portfolio credit quality. Over the past several months, adverse market conditions and redemptions have impeded management's efforts to increase the Fund's exposure to larger-cap, more liquid and higher-rated issues and to place a smaller emphasis on smaller-cap names. Those efforts will continue, consistent with market conditions and the interests of long-term shareholders. In selecting holdings for the Fund, management will seek to add companies that appear to offer the best relative values based on its analysis of cash flow, leverage and other balance sheet and income statement factors.

GOING FORWARD

     The new-issue calendar for the high-yield market appears light ($57 billion run rate for 2000 vs. $100 billion in 1999) and is likely to continue to be dominated by the cable and fixed-communication sectors. Corporate profits continue to surprise on the upside, economic growth remains strong and inflation seems under control. We believe the high-yield market may stabilize once the Fed is largely through raising interest rates.

     Against this favorable backdrop of good economic news and dwindling supply, we believe the high-yield sector is attractive and still offers potential to income-oriented investors with a long-term perspective.

PAINEWEBBER HIGH INCOME FUND--PORTFOLIO STATISTICS

CHARACTERISTICS*                         5/31/00               11/30/99
------------------------------------------------------------------------------------
Net Assets ($mm)                          $268.1                 $409.3
Weighted Avg Duration                  4.82 yrs.              4.60 yrs.
Weighted Avg Maturity                  7.81 yrs.              7.09 yrs.
------------------------------------------------------------------------------------


CREDIT QUALITY*                           5/31/00               11/30/99
------------------------------------------------------------------------------------
Cash & Equivalents                           9.2%                   8.1%
BB & Higher                                 21.5                   20.8
B                                           47.3                   46.0
CCC & Lower                                  5.1                    4.2
Non-Rated                                   10.6                   13.2
Equity/Preferred                             6.3                    7.7
------------------------------------------------------------------------------------
Total                                      100.0                  100.0

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

TOP FIVE SECTORS*              5/31/00                                 11/30/99
--------------------------------------------------------------------------------
Communications (fixed)           22.6%    Communications (fixed)          19.1%
Cable                            11.7     Cable                           11.0
Service                           7.0     Service                          8.6
Energy                            5.8     Technology                       8.0
Retail                            4.5     General Industrial               5.4
--------------------------------------------------------------------------------
Total                            51.6     Total                           52.1



* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.

SEMIANNUAL REPORT

PAINEWEBBER U.S. GOVERNMENT INCOME FUND, PAINEWEBBER LOW
DURATION U.S. GOVERNMENT INCOME FUND, PAINEWEBBER INVESTMENT
GRADE INCOME FUND, PAINEWEBBER HIGH INCOME FUND

     Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For a QUARTERLY REVIEW on PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund, or another fund in the PaineWebber Family of Funds(1), please contact your Financial Advisor.

Sincerely,

/s/ Margo Alexander                /s/ Brian M. Storms             /s/ Dennis L. McCauley

MARGO ALEXANDER                    BRIAN M. STORMS                 DENNIS L. McCAULEY
Chairman and                       President and                   Chief Investment Officer -
Chief Executive Officer            Chief Operating Officer         Fixed Income
Mitchell Hutchins Asset            Mitchell Hutchins Asset         Mitchell Hutchins Asset
Management Inc.                    Management Inc.                 Management Inc.
                                                                   Portfolio Manager, PaineWebber
                                                                   U.S. Government Income Fund



/s/ Scott Mather                   /s/ Nirmal Singh                /s/ Julieanna M. Berry

SCOTT MATHER                       NIRMAL SINGH                    JULIEANNA M. BERRY
Pacific Investment Management      Portfolio Manager               Portfolio Manager
Company                            PaineWebber U.S. Government     PaineWebber Investment Grade
Portfolio Manager, PaineWebber     Income Fund                     Income Fund
Low Duration U.S. Government
Income Fund



/s/ James F. Keegan

JAMES F. KEEGAN
Portfolio Manager
PaineWebber High Income Fund


     This letter is intended to assist shareholders in understanding how the funds performed during the six-month period ended May 31, 2000, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your Financial Advisor regarding your personal investment program.

(1) Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                             NET ASSET VALUE                                TOTAL RETURN(1)
                                -------------------------------------------     -------------------------------------------
                                                                                     12 MONTHS            6 MONTHS
                                 05/31/00        11/30/99         05/31/99        ENDED 05/31/00       ENDED 05/31/00
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                     $8.34           $8.51            $8.79               0.70%               1.09%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                      8.34            8.51             8.79              (0.10)               0.68
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                      8.33            8.50             8.78               0.18                0.83
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID(2)   TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                $  9.57         $  9.78           --                 $0.3515               5.95%
---------------------------------------------------------------------------------------------------------------------------
1985                                9.78           10.32           --                  1.2600              19.79
---------------------------------------------------------------------------------------------------------------------------
1986                               10.32           10.21         $0.0053               1.1924              11.18
---------------------------------------------------------------------------------------------------------------------------
1987                               10.21            9.34          0.0027               0.9160               0.59
---------------------------------------------------------------------------------------------------------------------------
1988                                9.34            9.18           --                  0.8718               7.83
---------------------------------------------------------------------------------------------------------------------------
1989                                9.18            9.49           --                  0.7994              12.58
---------------------------------------------------------------------------------------------------------------------------
1990                                9.49            9.57           --                  0.7883               9.67
---------------------------------------------------------------------------------------------------------------------------
1991                                9.57           10.18           --                  0.7683              14.89
---------------------------------------------------------------------------------------------------------------------------
1992                               10.18           10.05           --                  0.7372               6.37
---------------------------------------------------------------------------------------------------------------------------
1993                               10.05           10.03           --                  0.6590               6.48
---------------------------------------------------------------------------------------------------------------------------
1994                               10.03            8.40           --                  0.6014             (10.51)
---------------------------------------------------------------------------------------------------------------------------
1995                                8.40            9.21           --                  0.5807              17.04
---------------------------------------------------------------------------------------------------------------------------
1996                                9.21            8.74           --                  0.5454               0.98
---------------------------------------------------------------------------------------------------------------------------
1997                                8.74            9.00           --                  0.5355               9.44
---------------------------------------------------------------------------------------------------------------------------
1998                                9.00            9.18           --                  0.5128               7.91
---------------------------------------------------------------------------------------------------------------------------
1999                                9.18            8.42           --                  0.4966              (2.91)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   8.42            8.34           --                  0.2083               1.53
---------------------------------------------------------------------------------------------------------------------------
                                                         Total:  $0.0080             $11.8246
---------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/00:  202.71%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                $  9.59          $10.19           --                 $0.3535              10.09%
---------------------------------------------------------------------------------------------------------------------------
1992                               10.19           10.05           --                  0.6599               5.31
---------------------------------------------------------------------------------------------------------------------------
1993                               10.05           10.04           --                  0.5821               5.78
---------------------------------------------------------------------------------------------------------------------------
1994                               10.04            8.40           --                  0.5317             (11.28)
---------------------------------------------------------------------------------------------------------------------------
1995                                8.40            9.21           --                  0.5119              16.14
---------------------------------------------------------------------------------------------------------------------------
1996                                9.21            8.74           --                  0.4789               0.22
---------------------------------------------------------------------------------------------------------------------------
1997                                8.74            9.00           --                  0.4687               8.61
---------------------------------------------------------------------------------------------------------------------------
1998                                9.00            9.18           --                  0.4379               7.03
---------------------------------------------------------------------------------------------------------------------------
1999                                9.18            8.42           --                  0.4263              (3.69)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   8.42            8.34           --                  0.1812               1.21
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $4.6321
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  46.83%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

(2)  Certain distributions may contain short-term capital gains.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $10.13          $10.05           --                 $0.3281               2.16%
---------------------------------------------------------------------------------------------------------------------------
1993                               10.05           10.02           --                  0.6089               5.85
---------------------------------------------------------------------------------------------------------------------------
1994                               10.02            8.39           --                  0.5557             (10.97)
---------------------------------------------------------------------------------------------------------------------------
1995                                8.39            9.20           --                  0.5345              16.46
---------------------------------------------------------------------------------------------------------------------------
1996                                9.20            8.73           --                  0.5008               0.47
---------------------------------------------------------------------------------------------------------------------------
1997                                8.73            8.99           --                  0.4910               8.90
---------------------------------------------------------------------------------------------------------------------------
1998                                8.99            9.17           --                  0.4660               7.36
---------------------------------------------------------------------------------------------------------------------------
1999                                9.17            8.41           --                  0.4513              (3.42)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   8.41            8.33           --                  0.1909               1.32
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $4.1272
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  28.88%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                      % RETURN WITHOUT DEDUCTING             % RETURN AFTER DEDUCTING
                                                          MAXIMUM SALES CHARGE                  MAXIMUM SALES CHARGE
                                                  -----------------------------------   -----------------------------------
                                                                CLASS                                 CLASS
                                                  -----------------------------------   -----------------------------------
                                                     A*           B**          C***         A*          B**         C***
---------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/00                        3.57%        2.73%        3.02%       (0.56)%     (2.15)%       2.29%
---------------------------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/00                           4.94         4.11         4.40         4.09        3.79         4.40
---------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/00                            5.71          N/A          N/A         5.28         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 06/30/00+        7.37         4.58         3.46         7.09        4.58         3.46
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total Investment return for periods less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 2000 and since inception, September 11, 1991 through May 31, 2000, Class Y shares have a total return of 1.24% and 50.76%, respectively. For the twelve months ended June 30, 2000, the five years ended June 30, 2000 and for the period since inception through June 30, 2000, Class Y shares have an average annual total return of 3.89%, 5.25% and 5.00%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                             NET ASSET VALUE                                TOTAL RETURN(1)
                                -------------------------------------------     -------------------------------------------
                                                                                     12 MONTHS            6 MONTHS
                                 05/31/00        11/30/99         05/31/99        ENDED 05/31/00       ENDED 05/31/00
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                     $2.27           $2.31            $2.34               2.25%               1.04%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                      2.27            2.30             2.34               1.37                1.03
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                      2.27            2.30             2.34               1.57                1.14
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                  $2.50           $2.48           --                 $0.0812               2.48%
---------------------------------------------------------------------------------------------------------------------------
1994                                2.48            2.25           --                  0.1217              (4.39)
---------------------------------------------------------------------------------------------------------------------------
1995                                2.25            2.35           --                  0.1357              10.75
---------------------------------------------------------------------------------------------------------------------------
1996                                2.35            2.34           --                  0.1360               5.57
---------------------------------------------------------------------------------------------------------------------------
1997                                2.34            2.37           --                  0.1307               7.05
---------------------------------------------------------------------------------------------------------------------------
1998                                2.37            2.39           --                  0.1272               6.36
---------------------------------------------------------------------------------------------------------------------------
1999                                2.39            2.30           --                  0.1173               1.19
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   2.30            2.27           --                  0.0516               0.94
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $0.9014
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  33.22%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                  $2.50           $2.48           --                 $0.0687               1.97%
---------------------------------------------------------------------------------------------------------------------------
1994                                2.48            2.25           --                  0.1034              (5.14)
---------------------------------------------------------------------------------------------------------------------------
1995                                2.25            2.35           --                  0.1157               9.79
---------------------------------------------------------------------------------------------------------------------------
1996                                2.35            2.34           --                  0.1171               4.72
---------------------------------------------------------------------------------------------------------------------------
1997                                2.34            2.37           --                  0.1115               6.19
---------------------------------------------------------------------------------------------------------------------------
1998                                2.37            2.38           --                  0.1077               5.06
---------------------------------------------------------------------------------------------------------------------------
1999                                2.38            2.29           --                  0.0978               0.38
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   2.29            2.27           --                  0.0433               1.02
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $0.7652
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  26.84%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
05/03/93-12/31/93                  $2.50           $2.48           --                 $0.0730               2.14%
---------------------------------------------------------------------------------------------------------------------------
1994                                2.48            2.25           --                  0.1094              (4.89)
---------------------------------------------------------------------------------------------------------------------------
1995                                2.25            2.35           --                  0.1217              10.09
---------------------------------------------------------------------------------------------------------------------------
1996                                2.35            2.34           --                  0.1221               4.94
---------------------------------------------------------------------------------------------------------------------------
1997                                2.34            2.37           --                  0.1167               6.43
---------------------------------------------------------------------------------------------------------------------------
1998                                2.37            2.38           --                  0.1124               5.27
---------------------------------------------------------------------------------------------------------------------------
1999                                2.38            2.29           --                  0.1022               0.52
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   2.29            2.27           --                  0.0452               1.10
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $0.8027
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  27.78%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                      % RETURN WITHOUT DEDUCTING             % RETURN AFTER DEDUCTING
                                                          MAXIMUM SALES CHARGE                  MAXIMUM SALES CHARGE
                                                  -----------------------------------   -----------------------------------
                                                                CLASS                                 CLASS
                                                  -----------------------------------   -----------------------------------
                                                     A*           B**          C***         A*          B**         C***
---------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/00                        3.78%        2.87%        3.08%        0.76%      (0.08)%       2.34%
---------------------------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/00                           5.52         4.55         4.77         4.89        4.55         4.77
---------------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 06/30/00+        4.30         3.59         3.62         3.84        3.59         3.62
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

* Maximum sales charge for Class A shares is 3% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 3% and is reduced to 0% after 4 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of operations is May 3, 1993 for Class A, Class B and Class C shares.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 2000 and since inception, October 20, 1995 through May 31, 2000, Class Y shares have a total return of 2.02% and 26.97%, respectively. For the twelve months ended June 30, 2000 and for the period since inception through June 30, 2000, Class Y shares have an average annual total return of 3.99% and 5.45%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                             NET ASSET VALUE                                TOTAL RETURN(1)
                                -------------------------------------------     -------------------------------------------
                                                                                     12 MONTHS            6 MONTHS
                                 05/31/00        11/30/99         05/31/99        ENDED 05/31/00       ENDED 05/31/00
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                     $9.46           $9.95           $10.28              (1.34)%             (1.48)%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                      9.46            9.94            10.28              (2.10)              (1.77)
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                      9.46            9.94            10.28              (1.83)              (1.63)
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                $  9.57         $  9.77           --                 $0.3549               5.88%
---------------------------------------------------------------------------------------------------------------------------
1985                                9.77           10.52           --                  1.3080              22.76
---------------------------------------------------------------------------------------------------------------------------
1986                               10.52           10.75         $0.0125               1.2060              14.47
---------------------------------------------------------------------------------------------------------------------------
1987                               10.75            9.55          0.0279               0.9846              (1.51)
---------------------------------------------------------------------------------------------------------------------------
1988                                9.55            9.51           --                  0.8603               8.88
---------------------------------------------------------------------------------------------------------------------------
1989                                9.51            9.77           --                  0.8363              11.98
---------------------------------------------------------------------------------------------------------------------------
1990                                9.77            9.54           --                  0.8284               6.47
---------------------------------------------------------------------------------------------------------------------------
1991                                9.54           10.42           --                  0.8180              18.56
---------------------------------------------------------------------------------------------------------------------------
1992                               10.42           10.50           --                  0.8081               8.87
---------------------------------------------------------------------------------------------------------------------------
1993                               10.50           11.08           --                  0.7920              13.35
---------------------------------------------------------------------------------------------------------------------------
1994                               11.08            9.70           --                  0.7659              (5.59)
---------------------------------------------------------------------------------------------------------------------------
1995                                9.70           10.79           --                  0.7525              19.61
---------------------------------------------------------------------------------------------------------------------------
1996                               10.79           10.46           --                  0.7287               3.98
---------------------------------------------------------------------------------------------------------------------------
1997                               10.46           10.92           --                  0.7403              11.93
---------------------------------------------------------------------------------------------------------------------------
1998                               10.92           10.72           --                  0.7104               4.77
---------------------------------------------------------------------------------------------------------------------------
1999                               10.72            9.87           --                  0.6734              (1.66)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   9.87            9.46           --                  0.2749              (1.41)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0404             $13.4427
---------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/00:  271.56%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $9.79          $10.41           --                 $0.3795              10.39%
---------------------------------------------------------------------------------------------------------------------------
1992                               10.41           10.49           --                  0.7623               8.05
---------------------------------------------------------------------------------------------------------------------------
1993                               10.49           11.08           --                  0.7101              12.63
---------------------------------------------------------------------------------------------------------------------------
1994                               11.08            9.70           --                  0.6894              (6.30)
---------------------------------------------------------------------------------------------------------------------------
1995                                9.70           10.79           --                  0.6742              18.74
---------------------------------------------------------------------------------------------------------------------------
1996                               10.79           10.45           --                  0.6510               3.12
---------------------------------------------------------------------------------------------------------------------------
1997                               10.45           10.92           --                  0.6602              11.20
---------------------------------------------------------------------------------------------------------------------------
1998                               10.92           10.71           --                  0.6280               3.88
---------------------------------------------------------------------------------------------------------------------------
1999                               10.71            9.86           --                  0.5951              (2.42)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   9.86            9.46           --                  0.2448              (1.61)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $5.9946
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  74.50%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER INVESTMENT GRADE INCOME FUND


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                 $10.48          $10.50           --                 $0.3377               3.44%
---------------------------------------------------------------------------------------------------------------------------
1993                               10.50           11.08           --                  0.7383              12.80
---------------------------------------------------------------------------------------------------------------------------
1994                               11.08            9.70           --                  0.7022              (6.07)
---------------------------------------------------------------------------------------------------------------------------
1995                                9.70           10.79           --                  0.6999              19.03
---------------------------------------------------------------------------------------------------------------------------
1996                               10.79           10.46           --                  0.6764               3.46
---------------------------------------------------------------------------------------------------------------------------
1997                               10.46           10.92           --                  0.6872              11.37
---------------------------------------------------------------------------------------------------------------------------
1998                               10.92           10.72           --                  0.6568               4.25
---------------------------------------------------------------------------------------------------------------------------
1999                               10.72            9.87           --                  0.6230              (2.14)
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   9.87            9.46           --                  0.2555              (1.60)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $5.3770
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  51.03%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                      % RETURN WITHOUT DEDUCTING             % RETURN AFTER DEDUCTING
                                                          MAXIMUM SALES CHARGE                  MAXIMUM SALES CHARGE
                                                  -----------------------------------   -----------------------------------
                                                                CLASS                                 CLASS
                                                  -----------------------------------   -----------------------------------
                                                     A*           B**          C***         A*          B**         C***
---------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/00                        1.68%        0.88%        1.17%       (2.35)%     (3.85)%       0.46%
---------------------------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/00                           5.41         4.62         4.89         4.57        4.31         4.89
---------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/00                            7.61          N/A          N/A         7.17         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 06/30/00+        8.81         6.67         5.61         8.53        6.67         5.61
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 2000 and since inception, February 20, 1998 through May 31, 2000, Class Y shares have a total return of (1.46)% and 0.54%, respectively. For the twelve months ended June 30, 2000 and for the period since inception through June 30, 2000, Class Y shares have an average annual total return of 1.85% and 1.34%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND


PERFORMANCE RESULTS (UNAUDITED)

                                             NET ASSET VALUE                                TOTAL RETURN(1)
                                -------------------------------------------     -------------------------------------------
                                                                                     12 MONTHS            6 MONTHS
                                 05/31/00        11/30/99         05/31/99        ENDED 05/31/00       ENDED 05/31/00
---------------------------------------------------------------------------------------------------------------------------
Class A Shares                     $4.97           $6.12            $6.56             (15.24)%            (14.05)%
---------------------------------------------------------------------------------------------------------------------------
Class B Shares                      4.96            6.11             6.56             (16.08)             (14.43)
---------------------------------------------------------------------------------------------------------------------------
Class C Shares                      4.97            6.12             6.57             (15.81)             (14.27)
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID(2)   TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
08/31/84-12/31/84                $  9.57         $  9.80         $0.0100              $0.3717               6.46%
---------------------------------------------------------------------------------------------------------------------------
1985                                9.80           10.38           --                  1.4080              21.67
---------------------------------------------------------------------------------------------------------------------------
1986                               10.38           10.36          0.0250               1.4160              14.27
---------------------------------------------------------------------------------------------------------------------------
1987                               10.36            8.88          0.0475               1.3010              (1.98)
---------------------------------------------------------------------------------------------------------------------------
1988                                8.88            8.44           --                  1.2317               9.13
---------------------------------------------------------------------------------------------------------------------------
1989                                8.44            7.26           --                  1.0687              (1.83)
---------------------------------------------------------------------------------------------------------------------------
1990                                7.26            5.70           --                  0.9744              (8.53)
---------------------------------------------------------------------------------------------------------------------------
1991                                5.70            7.23           --                  1.0159              47.02
---------------------------------------------------------------------------------------------------------------------------
1992                                7.23            7.93           --                  0.9698              24.06
---------------------------------------------------------------------------------------------------------------------------
1993                                7.93            8.77           --                  0.8894              22.74
---------------------------------------------------------------------------------------------------------------------------
1994                                8.77            6.96           --                  0.8576             (11.69)
---------------------------------------------------------------------------------------------------------------------------
1995                                6.96            6.92           --                  0.7879              10.96
---------------------------------------------------------------------------------------------------------------------------
1996                                6.92            7.39           --                  0.7001              17.73
---------------------------------------------------------------------------------------------------------------------------
1997                                7.39            7.64           --                  0.6727              12.98
---------------------------------------------------------------------------------------------------------------------------
1998                                7.64            6.54           --                  0.6627              (6.22)
---------------------------------------------------------------------------------------------------------------------------
1999                                6.54            6.37           --                  0.6975               8.55
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   6.37            4.97           --                  0.2653             (18.37)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0825             $15.2904
---------------------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE TOTAL RETURN AS OF 05/31/00:  244.78%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS B SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/01/91-12/31/91                  $6.85           $7.22           --                 $0.4960              12.92%
---------------------------------------------------------------------------------------------------------------------------
1992                                7.22            7.92           --                  0.9037              23.07
---------------------------------------------------------------------------------------------------------------------------
1993                                7.92            8.77           --                  0.8237              21.97
---------------------------------------------------------------------------------------------------------------------------
1994                                8.77            6.96           --                  0.7969             (12.34)
---------------------------------------------------------------------------------------------------------------------------
1995                                6.96            6.92           --                  0.7344              10.15
---------------------------------------------------------------------------------------------------------------------------
1996                                6.92            7.38           --                  0.6466              16.70
---------------------------------------------------------------------------------------------------------------------------
1997                                7.38            7.64           --                  0.6163              12.31
---------------------------------------------------------------------------------------------------------------------------
1998                                7.64            6.53           --                  0.6071              (7.06)
---------------------------------------------------------------------------------------------------------------------------
1999                                6.53            6.36           --                  0.6473               7.71
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   6.36            4.96           --                  0.2463             (18.67)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $6.5183
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  78.63%
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results for each class would be lower if sales charges were included. Total investment return for periods less than one year has not been annualized.

(2)  Certain distributions may contain short-term capital gains.

     The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER HIGH INCOME FUND


PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS C SHARES

                                   NET ASSET VALUE
                              --------------------------     CAPITAL GAINS
PERIOD COVERED                  BEGINNING         ENDING      DISTRIBUTED         DIVIDENDS PAID      TOTAL RETURN(1)
---------------------------------------------------------------------------------------------------------------------------
07/02/92-12/31/92                  $7.80           $7.94           --                 $0.4041               7.07%
---------------------------------------------------------------------------------------------------------------------------
1993                                7.94            8.79           --                  0.8456              22.22
---------------------------------------------------------------------------------------------------------------------------
1994                                8.79            6.97           --                  0.8185             (12.20)
---------------------------------------------------------------------------------------------------------------------------
1995                                6.97            6.93           --                  0.7528              10.40
---------------------------------------------------------------------------------------------------------------------------
1996                                6.93            7.40           --                  0.6653              17.13
---------------------------------------------------------------------------------------------------------------------------
1997                                7.40            7.65           --                  0.6360              12.42
---------------------------------------------------------------------------------------------------------------------------
1998                                7.65            6.55           --                  0.6269              (6.66)
---------------------------------------------------------------------------------------------------------------------------
1999                                6.55            6.38           --                  0.6658               8.01
---------------------------------------------------------------------------------------------------------------------------
01/01/00-05/31/00                   6.38            4.97           --                  0.2535             (18.67)
---------------------------------------------------------------------------------------------------------------------------
                                                         Totals: $0.0000              $5.6685
---------------------------------------------------------------------------------------------------------------------------
                                                                  CUMULATIVE TOTAL RETURN AS OF 05/31/00:  36.97%
---------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN(1)

                                                      % RETURN WITHOUT DEDUCTING             % RETURN AFTER DEDUCTING
                                                          MAXIMUM SALES CHARGE                  MAXIMUM SALES CHARGE
                                                  -----------------------------------   -----------------------------------
                                                                CLASS                                 CLASS
                                                  -----------------------------------   -----------------------------------
                                                     A*           B**          C***         A*          B**         C***
---------------------------------------------------------------------------------------------------------------------------
Twelve Months Ended 06/30/00                      (14.88)%     (15.57)%     (15.29)%     (18.25)%    (19.36)%     (15.86)%
---------------------------------------------------------------------------------------------------------------------------
Five Years Ended 06/30/00                           2.79         2.05         2.29         1.95        1.79         2.29
---------------------------------------------------------------------------------------------------------------------------
Ten Years Ended 06/30/00                            8.46          N/A          N/A         8.02         N/A          N/A
---------------------------------------------------------------------------------------------------------------------------
Commencement of Operations Through 06/30/00+        8.21         6.80         4.20         7.93        6.80         4.20
---------------------------------------------------------------------------------------------------------------------------

(1) Figures assume reinvestment of all dividends and other distributions at net asset value on the payable dates and do not include sales charges; results would be lower if sales charges were included. Total return for periods less than one year has not been annualized.

* Maximum sales charge for Class A shares is 4% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after 6 years. Class B shares bear ongoing 12b-1 distribution and service fees.

*** Maximum contingent deferred sales charge for Class C shares is 0.75% and is reduced to 0% after 1 year. Class C shares bear ongoing 12b-1 distribution and service fees.

+ Commencement of issuance dates are August 31, 1984, July 1, 1991 and July 2, 1992 for Class A, Class B and Class C shares, respectively.

Note: The Fund offers Class Y shares to a limited group of investors, including participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds. For the six months ended May 31, 2000 and since inception, February 20, 1998 through May 31, 2000, Class Y shares have a total return of (13.97)% and (19.12)%, respectively. For the twelve months ended June 30, 2000 and for the period since inception through June 30, 2000, Class Y shares have an average annual total return of (14.66)% and (8.01)%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


PORTFOLIO OF INVESTMENTS                                 MAY 31, 2000(UNAUDITED)

 PRINCIPAL
  AMOUNT
  (000)                                                               MATURITY DATES         INTEREST RATES           VALUE
-----------                                                         ------------------     ------------------       ---------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--47.98%

$ 18,915  FHLMC Medium Term Notes ................................       03/18/08                 6.220%          $  17,271,268
  31,800  FNMA(1) ................................................       01/15/09                 5.250              27,230,658
  12,000  FNMA Medium Term Notes .................................       04/29/09                 6.500              10,992,228
  30,230  United States Treasury Bonds(1) ........................  08/15/13 to 08/15/21    8.125 to 12.000          38,884,747
  15,400  United States Treasury Bonds(1)* .......................       11/15/14                11.750              20,891,070
                                                                                                                  -------------
Total U. S. Government and Agency Obligations (cost--$126,567,116)                                                  115,269,971
                                                                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--3.84%

   4,434  GNMA ...................................................       04/15/19                 8.250               4,481,501
   3,767  GNMA ...................................................       08/15/09                 9.000               3,878,339
     774  GNMA ...................................................  06/15/11 to 02/15/16         11.000                 845,011
      15  GNMA 30 Year TBA .......................................          TBA                  11.000                  15,848
                                                                                                                  -------------
Total Government National Mortgage Association
Certificates (cost--$9,580,474) ..................................                                                    9,220,699
                                                                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--20.37%

   9,978  FHLMC ..................................................  06/01/29 to 04/01/30          6.500               9,249,360
   6,489  FHLMC ..................................................  08/01/25 to 03/01/30          7.000               6,167,440
   6,072  FHLMC ..................................................        04/01/25                9.000               6,293,016
     620  FHLMC ..................................................  06/01/04 to 12/01/05         10.500                 651,778
   2,841  FHLMC* .................................................        01/01/16               11.000               3,037,545
   2,184  FHLMC CMT ARM* .........................................        10/01/23                7.244               2,240,493
  23,000  FHLMC Gold 30 Year TBA .................................           TBA                  6.500              21,296,574
                                                                                                                  -------------
Total Federal Home Loan Mortgage Corporation Certificates
(cost--$49,206,855) ..............................................                                                   48,936,206
                                                                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--26.31%

  11,402  FNMA ...................................................  08/01/28 to 04/01/29          6.000              10,249,428
   9,384  FNMA ...................................................  09/01/12 to 11/01/13          6.500               8,923,250
   2,055  FNMA ...................................................  05/01/24 to 07/01/25          7.500               1,996,747
   4,965  FNMA ...................................................        09/01/25                8.500               5,034,792
   1,385  FNMA ...................................................        05/01/09                9.000               1,418,105
  38,500  FNMA 30 Year TBA .......................................          TBA                   6.500              35,600,488
                                                                                                                  -------------
Total Federal National Mortgage Association Certificates
(cost--$64,516,362) ..............................................                                                   63,222,810
                                                                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--14.51%

   1,194  CS First Boston Mortgage Securities Corp., Series
          1997-2, Class A + ......................................        06/25/20                7.500               1,166,440
   5,000  CS First Boston Mortgage Securities Corp., Series
          1998-C2, Class A2 ......................................        11/15/08                6.300               4,526,650
   3,632  DLJ Commercial Mortgage Corp. Series 1998-CF2,
          Class A1A ..............................................        11/12/31                5.880               3,368,529
   1,176  FDIC REMIC Trust, Series 1996-C1, Class 1A .............        05/25/26                6.750               1,147,292
   3,229  FNMA REMIC Series 1987-2, Class Z ......................        11/25/17               11.000               3,449,823
      64  FNMA REMIC Series 1996-M6, Class E .....................        09/17/19                7.750                  64,085
   2,674  FNMA REMIC Series 1998-7, Class Z ......................        04/25/18                9.250               2,774,525
   6,414  LB Commercial Conduit Mortgage Trust, Series 1998-C4,
          Class A1A ..............................................        08/15/06                5.870               6,032,586
   3,582  Morgan Stanley Capital I, Series 1997-ALIC, Class A1B ..        11/15/02                6.440               3,510,822
   4,342  Morgan Stanley Capital I, Series 1997-WF1, Class A1 + ..        10/15/06                6.830               4,244,051
   4,935  Mortgage Capital Funding, Inc., Series 1998-MCI,
          Class A2 ...............................................        01/18/08                6.663               4,590,438
                                                                                                                  -------------
Total Collateralized Mortgage Obligations (cost--$36,962,383) ....                                                   34,875,241
                                                                                                                  -------------

PAINEWEBBER U.S. GOVERNMENT INCOME FUND




 PRINCIPAL
  AMOUNT
  (000)                                                               MATURITY DATES         INTEREST RATES           VALUE
-----------                                                         ------------------     ------------------       ---------
SHORT-TERM U.S. AGENCY OBLIGATIONS--9.14%

$ 22,000  Federal Home Loan Mortgage Corp. Discount Notes
          (cost--$21,969,444) ....................................        06/09/00                6.250%@         $  21,969,444
                                                                                                                  -------------
REPURCHASE AGREEMENT--0.67%

   1,621  Repurchase Agreement dated 05/31/00 with Dresdner
            Bank, AG collateralized by $1,701,000 U.S.
            Treasury Bonds, 6.125% due 11/15/27
            (value--$1,654,223); proceeds: $1,621,286
            (cost--$1,621,000) ...................................        06/01/00                6.350               1,621,000
                                                                                                                  -------------
Total Investments (cost--$310,423,634)--122.82% ..................                                                  295,115,371
Liabilities in excess of other assets--(22.82)% ..................                                                  (54,833,669)
                                                                                                                  -------------
Net Assets--100.00% ..............................................                                                 $240,281,702
                                                                                                                  -------------
                                                                                                                  -------------

------------------

@     Yield to maturity for discounted securities.
+ Security exempt from registration under 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ARM Adjustable Rate Mortgage Security--The interest rates shown are the current rates at May 31, 2000.
CMT   Constant Maturity Treasury.
FDIC  Federal Deposit Insurance Corporation.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
*     Entire or partial amount pledged as collateral for futures transactions.
(1)   Security, or portion thereof, was on loan at May 31, 2000.

FUTURES CONTRACTS

                                                                                                                  UNREALIZED
  NUMBER OF                                                                             IN        EXPIRATION     APPRECIATION
  CONTRACTS                                                                        EXCHANGE FOR      DATE       (DEPRECIATION)
-------------                                                                      ------------   ----------    --------------
    1,037      Contracts to Deliver--5 year U.S. Treasury Notes ................   $101,204,719      Sept 00       $(701,125)
      153      Contracts to Deliver--10 year U.S. Treasury Notes ...............     14,807,531      Sept 00        (210,221)
      293      Contracts to Receive--30 year U.S. Treasury Bonds ...............     28,018,125      Sept 00         620,391
                                                                                                                  -------------
                                                                                                                   $(290,955)
                                                                                                                  -------------
                                                                                                                  -------------


                See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND


PORTFOLIO OF INVESTMENTS                                 MAY 31, 2000(UNAUDITED)

 PRINCIPAL
  AMOUNT
  (000)                                                               MATURITY DATES         INTEREST RATES           VALUE
-----------                                                         ------------------     ------------------       ---------
U.S. GOVERNMENT OBLIGATIONS--18.97%

$ 28,967  U.S. Treasury Inflation Index Notes ....................        07/15/02               3.625%           $  28,713,190
     155  U.S. Treasury Notes ....................................        08/31/00               5.125                  154,661
                                                                                                                  -------------
Total U. S. Government Obligations (cost--$28,824,760) ...........                                                   28,867,851
                                                                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--92.11%

  20,863  GNMA ...................................................  06/20/22 to 02/20/28         6.375               20,702,752
   6,729  GNMA ...................................................  07/20/17 to 08/20/27         6.750                6,690,105
   1,146  GNMA ...................................................        11/20/22               7.125                1,145,538
      78  GNMA ...................................................        02/15/23               8.000                   77,909
   3,945  GNMA ...................................................  01/15/16 to 09/15/20        10.500                4,262,041
   2,321  GNMA ...................................................  03/15/10 to 05/15/19        11.500                2,558,148
     516  GNMA II ................................................        01/20/28               7.375                  513,289
  20,000  GNMA II ................................................        05/20/30               7.000               19,813,210
   6,038  GNMA II ARM ............................................  04/20/26 to 01/20/18         6.375                5,970,979
  25,000  GNMA II 30 Yr TBA ......................................           TBA                 8.000               25,039,050
   5,000  GNMA II 30 Yr TBA ......................................           TBA                 8.500                5,048,437
  30,000  GNMA II 30 Yr TBA ARM ..................................           TBA                 6.500               29,493,750
  19,000  GNMA II 30 Yr TBA ARM ..................................           TBA                 7.000               18,863,437
                                                                                                                  -------------
Total Government National Mortgage Association Certificates
(cost--$140,958,766) .............................................                                                  140,178,645
                                                                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--14.56%

      56  FHLMC ..................................................        01/01/23               8.000                   55,859
   1,640  FHLMC ..................................................        05/01/16               8.500                1,660,392
     186  FHLMC ..................................................  07/01/09 to 02/01/10         9.000                  190,414
     533  FHLMC ..................................................        11/01/16               9.750                  557,493
     541  FHLMC ..................................................  10/01/20 to 11/01/20        10.500                  583,207
   1,683  FHLMC ..................................................  05/01/11 to 12/01/20        11.000                1,823,655
   1,132  FHLMC ..................................................  06/01/04 to 07/01/19        11.500                1,235,886
   4,780  FHLMC ARM ..............................................        01/01/30               5.930                4,793,851
   3,000  FHLMC ARM ..............................................        12/01/29               6.468                3,014,851
   4,783  FHLMC ARM ..............................................        11/01/27               6.706                4,791,693
   2,962  FHLMC ARM ..............................................        07/15/28               6.870                2,887,333
     566  FHLMC ARM ..............................................        10/01/29               6.907                  557,912
                                                                                                                  -------------
Total Federal Home Loan Mortgage Corporation Certificates
(cost--$22,245,999) ..............................................                                                   22,152,546
                                                                                                                  -------------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--7.32%

  11,424  FHA (cost--$11,517,649) ................................  02/01/20 to 03/01/41   8.375 to 8.800            11,145,936
                                                                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--20.96%

   2,998  FNMA ...................................................        04/01/07               7.250                2,997,975
   1,094  FNMA ...................................................        02/01/05               9.000                1,126,289
   2,179  FNMA ...................................................  04/01/10 to 12/01/15         9.250                2,248,343
     284  FNMA ...................................................  03/01/06 to 12/01/09         9.500                  294,753
   1,719  FNMA ...................................................        08/01/19              10.000                1,787,169

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND




 PRINCIPAL
  AMOUNT
  (000)                                                               MATURITY DATES         INTEREST RATES           VALUE
-----------                                                         ------------------     ------------------       ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--(CONCLUDED)

$    453  FNMA ...................................................  07/01/10 to 06/01/19        10.250%           $     479,834
     949  FNMA ...................................................  02/01/12 to 04/01/22        10.500                1,024,023
   1,657  FNMA ...................................................  07/01/13 to 05/01/20        11.000                1,806,018
   2,000  FNMA ARM ...............................................        10/23/00               6.030                1,996,104
   4,707  FNMA ARM ...............................................        02/01/30               6.062                4,628,439
   3,003  FNMA ARM ...............................................        02/01/29               6.299                3,025,982
   2,120  FNMA ARM ...............................................        02/01/26               6.406                2,167,350
   1,890  FNMA ARM ...............................................        09/01/15               6.531                1,897,141
   3,997  FNMA ARM ...............................................        03/01/07               6.820                4,013,399
   2,351  FNMA ARM ...............................................        09/01/26               7.027                2,409,048
                                                                                                                  -------------
Total Federal National Mortgage Association Certificates
(cost--$32,000,188) ..............................................                                                   31,901,867
                                                                                                                  -------------
COLLATERALIZED MORTGAGE OBLIGATIONS--7.21%

     510  Cityscape Home Equity Loan Trust, Series 1997-B,
          Class A5 ................................................       09/25/19               7.480                  506,175
     987  FHLMC REMIC, Series 1552, Class EA ......................       01/15/17               5.850                  983,943
     645  Money Store Home Equity Trust, Series 1997-D,
          Class AF3 ...............................................       11/15/21               6.345                  637,035
   2,672  Prudential Securities Trust, Series 18, Class E .........       09/25/20               7.000                2,619,330
   4,609  Residential Accredit Loans Inc., Series 2000-QS3C,
          Class A1 ................................................       03/25/30               7.750                4,570,391
   1,624  Ryland Mortgage Acceptance Corp. REMIC, Series 76,
          Class B .................................................       08/01/18               9.000                1,649,958
                                                                                                                  -------------
Total Collateralized Mortgage Obligations (cost--$11,232,711) .....                                                  10,966,832
                                                                                                                  -------------
ASSET BACKED SECURITY--1.48%

   2,286 3EWCourt Receivables Asset Trust, Series 1997-1,
         Class A4 (cost--$2,086,874) ..............................       05/20/05               6.193                2,261,354
                                                                                                                  -------------
COMMERCIAL PAPER--0.07%

     100  Associates Corporation NA (cost--$99,277) ...............       07/12/00               6.650@                  99,236

SHORT-TERM U.S. AGENCY OBLIGATIONS--0.92%

     900  Federal Home Loan Mortgage Discount Notes ...............  06/15/00 to 06/29/00  5.980 to 6.265@              896,235
     500  Federal National Mortgage Association Discount Notes ....       06/01/00               6.320@                 500,000
                                                                                                                  -------------
Total Short-Term U.S. Agency Obligations (cost--$1,396,498) .......                                                   1,396,235
                                                                                                                  -------------

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND




 PRINCIPAL
  AMOUNT
  (000)                                                               MATURITY DATE          INTEREST RATE            VALUE
-----------                                                         ------------------     ------------------       ---------
REPURCHASE AGREEMENT--6.34%

$  9,646  Repurchase Agreement dated 05/31/00 with State
            Street Bank & Trust Company, collateralized
            by $9,780,000 U.S. Treasury Notes, 5.375% due
            02/15/01 (value--$9,841,125); proceeds:
            $9,647,340 (cost--$9,646,000) ........................        06/01/00               5.000%           $   9,646,000
                                                                                                                  -------------
Total Investments (cost--$260,008,722)--169.94% ..................                                                  258,616,502
Liabilities in excess of other assets--(69.94)% ..................                                                 (106,431,238)
                                                                                                                  -------------
Net Assets--100.00% ..............................................                                                $ 152,185,264
                                                                                                                  -------------
                                                                                                                  -------------

-------------------

@     Yield to maturity for discounted securities.
ARM Adjustable Rate Mortgage Security, the interest rate shown is the current rate at May 31, 2000.
REMIC Real Estate Mortgage Investment Conduit.
TBA (To Be Assigned) Securities are purchased on a forward commitment with an approximate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.


WRITTEN OPTIONS

                                                     NUMBER                                         EXPIRATION   EXERCISE
                                                   OF OPTIONS          UNDERLYING CONTRACT             DATE        PRICE     VALUE
                                                   ----------   ---------------------------------   ----------   --------  ---------
Call (premium received--$113,281) ...........        250       Government National Mortgage Assn.     June 00     $99.22   $258,250


24            See accompanying notes to financial statements

PAINEWEBBER INVESTMENT GRADE INCOME FUND


PORTFOLIO OF INVESTMENTS                                 MAY 31, 2000(UNAUDITED)


 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
U.S. GOVERNMENT OBLIGATIONS--11.03%
$  9,100  U.S. Treasury Bonds(1) ............................... 08/15/13 to 02/15/21     7.875 to 12.000%    $  11,113,517
  14,800  U.S. Treasury Notes(1) ............................... 11/30/01 to 07/15/06      5.250 to 7.000        14,811,755
                                                                                                              -------------

Total U.S. Government Obligations (cost--$26,930,924) ..........                                                 25,925,272
                                                                                                              -------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--1.50%
   3,498  GNMA (cost--$3,692,279) .............................. 06/15/17 to 11/15/17           8.000             3,530,086
                                                                                                              -------------

FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.18%
     920  FHLMC ................................................       03/15/09                 5.750               815,276
   4,535  FHLMC 30 Year TBA ....................................          TBA                   7.000             4,306,835
                                                                                                              -------------
Total Federal Home Loan Mortgage Corporation Certificates
   (cost--$5,092,404) ..........................................                                                  5,122,111
                                                                                                              -------------

FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--8.52%
   3,540  FNMA .................................................       08/15/04                 6.500             3,425,329
  18,500  FNMA 30 Year TBA .....................................          TBA                   6.000            16,597,978
                                                                                                              -------------
Total Federal National Mortgage Association Certificates
   (cost--$19,890,110) .........................................                                                 20,023,307
                                                                                                              -------------


COLLATERALIZED MORTGAGE OBLIGATIONS--1.93%
   5,000  CS First Boston Mortgage Securities Corporation,
             Series 1998-C2, Class A2 (cost--$5,065,341) .......        11/15/08                6.300             4,526,650
                                                                                                              -------------

CORPORATE BONDS--67.61%
AIRLINES--1.12%
   2,500  Delta Air Lines Incorporated .........................        12/15/22               10.375             2,629,192
                                                                                                              -------------
AUTO PARTS--1.76%
   4,500  Lear Corporation .....................................        05/15/05                7.960             4,142,416
                                                                                                              -------------
BANKING--6.69%
   3,000  GS Escrow Corporation ................................        08/01/05                7.125             2,616,681
   3,000  MBNA Corporation .....................................        12/01/26                8.278             2,320,836
   7,000  Providian Capital l+ .................................        02/01/27                9.525             5,830,279
   5,000  Southtrust Bank Alabama ..............................        05/15/25                7.690             4,959,540
                                                                                                              -------------
                                                                                                                 15,727,336
                                                                                                              -------------
CABLE--3.63%
   3,550  CSC Holdings Incorporated ............................ 07/15/09 to 07/15/18     7.625 to 8.125          3,185,576
   5,000  TCI Communications Incorporated ......................       03/31/27                 9.650             5,352,230
                                                                                                              -------------
                                                                                                                  8,537,806
                                                                                                              -------------



                                                                              25

PAINEWEBBER INVESTMENT GRADE INCOME FUND

 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
CORPORATE BONDS--(CONTINUED)
CHEMICALS--2.95%
$  4,000  Equistar Chemicals ...................................        02/15/04                8.500%        $   3,884,732
   1,145  Huntsman ICI Chemicals LLC ...........................        07/01/09               10.125             1,116,375
   2,000  Lyondell Chemical Company ............................        05/01/07                9.875             1,930,000
                                                                                                              -------------
                                                                                                                  6,931,107
                                                                                                              -------------
COMMUNICATIONS-FIXED--1.49%
   3,500  Williams Communications Group ........................        10/01/09               10.875             3,500,000
                                                                                                              -------------
ENERGY--2.11%
     950  Dynegy Holdings Incorporated .........................        03/15/05                8.125               944,885
   1,958  Occidental Petroleum Corporation .....................        06/01/19               11.125             1,959,684
   2,000  Pioneer Natural Resources Company ....................        04/01/10                9.625             2,047,500
                                                                                                              -------------
                                                                                                                  4,952,069
                                                                                                              -------------
ENVIRONMENTAL SERVICES--0.87%
   2,600  Allied Waste Incorporated NA .........................        08/01/09               10.000             2,054,000
                                                                                                              -------------
FINANCIAL SERVICES--6.37%
   2,355  CIT Finance ..........................................        03/15/03                7.375             2,316,404
   1,830  FMR Corporation+ .....................................        06/15/29                7.570             1,666,252
   2,000  Household International Netherlands BV ...............        12/01/03                6.200             1,905,544
   6,600  Lehman Brothers Holdings Incorporated ................ 04/01/04 to 01/15/05     6.625 to 7.750          6,356,012
   3,750  Macsaver Financial Services Incorporated .............        02/15/02                7.400             2,737,500
                                                                                                              -------------
                                                                                                                 14,981,712
                                                                                                              -------------
FOREST PRODUCTS--0.80%
   2,000  Tembec Industries Incorporated .......................        06/30/09                8.625             1,875,000
                                                                                                              -------------
HEALTHCARE--2.93%
   4,500  Columbia/HCA Healthcare Corporation .................. 03/30/04 to 02/10/10     7.150 to 8.700          4,196,248
   3,000  Tenet Healthcare Corporation .........................        12/01/08                8.125             2,692,500
                                                                                                              -------------
                                                                                                                  6,888,748
                                                                                                              -------------
HOTELS/GAMING--4.49%
   3,000  HMH Properties Incorporated ..........................        12/01/08                8.450             2,655,000
   3,000  Isle of Capri Casinos Incorporated ...................        04/15/09                8.750             2,677,500
   5,500  MGM Grand Incorporated ............................... 02/01/05 to 06/01/07     6.950 to 9.750          5,225,304
                                                                                                              -------------
                                                                                                                 10,557,804
                                                                                                              -------------
INDUSTRIAL PRODUCTS & SERVICES--0.33%
   1,000  Owens Corning ........................................        08/01/18                7.500               770,350
                                                                                                              -------------

INSURANCE--5.66%
   7,000  Lumbermen's Mutual Casualty Company+ .................        07/01/26                9.150             5,891,781
   3,000  Markel Capital Trust .................................        01/01/46                8.710             2,378,898
   3,300  Principal Financial Group+ ...........................        08/15/09                8.200             3,246,870
   2,000  Zurich Capital Trust+ ................................        06/01/37                8.376             1,797,960
                                                                                                              -------------
                                                                                                                 13,315,509
                                                                                                              -------------


26

PAINEWEBBER INVESTMENT GRADE INCOME FUND

 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
CORPORATE BONDS--(CONCLUDED)
MEDIA--4.16%
$  2,000  Liberty Media Corporation ............................        07/15/09               7.875%         $   1,857,044
   8,700  News America Holdings Incorporated ................... 10/15/12 to 10/17/96     7.900 to 10.125         7,916,614
                                                                                                              -------------
                                                                                                                  9,773,658
                                                                                                              -------------
REAL ESTATE--0.53%
   1,245  EOP Operating LP(1) ..................................        03/15/06                8.375             1,238,880
                                                                                                              -------------
RETAIL--5.35%
   4,500  K-Mart Corporation ...................................        12/01/04                8.375             4,294,827
   5,950  May Department Stores Company ........................        06/15/21                9.875             6,305,572
   2,000  Shopko Stores ........................................        03/15/22                9.250             1,971,718
                                                                                                              -------------
                                                                                                                 12,572,117
                                                                                                              -------------

TELECOMMUNICATIONS--1.38%
   2,000  US West Capital Funding Incorporated .................        07/15/08                6.375             1,770,554
   1,485  Worldcom Incorporated ................................        05/15/06                8.000             1,485,719
                                                                                                              -------------
                                                                                                                  3,256,273
                                                                                                              -------------
TOBACCO--0.85%
   2,365  Phillip Morris Companies Incorporated ................        01/15/27                7.750             1,990,050
                                                                                                              -------------
TRANSPORTATION SERVICES--0.24%
   2,400  Laidlaw Incorporated .................................        05/15/06                7.650               564,000
                                                                                                              -------------
UTILITIES--2.29%
   5,000  Commonwealth Edison Company ..........................        06/15/20                9.875             5,377,000
                                                                                                              -------------
YANKEE--11.61%
   2,318  Abbey National Capital ...............................        06/30/30*               8.963             2,162,251
   4,000  Fuji JGB Investment LLC+ .............................        06/30/08*               9.870             3,840,708
   2,225  HSBC Capital Funding LLP .............................        06/30/30*              10.176             2,239,692
   3,500  Imperial Tobacco Overseas BV(1) ......................        04/01/09                7.125             3,028,295
   7,300  Loewen Group International Incorporated(2) ........... 10/15/03 to 06/01/08     7.600 to 8.250          2,722,000
   1,565  Metronet Communications Corporation ..................        08/15/07               12.000             1,753,152
   3,000  Petroleum Geo-Services ...............................        07/15/29                8.150             2,627,031
   2,000  Rogers Cantel Incorporated ...........................        06/01/08                9.375             2,030,000
   2,000  Royal Bank Scotland Group PLC ........................        03/31/05*               8.817             2,025,090
   4,000  Socgen Real Estate LLC+ ..............................        09/30/07*               7.640             3,557,240
   1,285  Trinidad & Tobago Republic ...........................        10/01/09                9.875             1,297,850
                                                                                                              -------------
                                                                                                                 27,283,309
                                                                                                              -------------
Total Corporate Bonds (cost--$178,713,241) .....................                                                158,918,336
                                                                                                              -------------


                                                                              27

PAINEWEBBER INVESTMENT GRADE INCOME FUND

 NUMBER
OF SHARES                                                                                                         VALUE
---------                                                                                                     -------------
PREFERRED STOCK--2.92%
BANKING--1.47%
 160,000  California Federal Preferred Capital Corporation .....                                              $   3,450,000
                                                                                                              -------------
TELEPHONE--1.45%
   3,500  Centaur Funding+ .....................................                                                  3,411,408
                                                                                                              -------------
Total Preferred Stock (cost--$7,500,000) .......................                                                  6,861,408
                                                                                                              -------------

 PRINCIPAL
  AMOUNT
   (000)                                                                        MATURITY DATES   INTEREST RATES
-----------                                                                     --------------   --------------
SHORT-TERM U.S. AGENCY OBLIGATIONS--7.65%
$ 18,000  Federal Home Loan Bank Discount Notes
               (cost--$17,974,800)                                                 06/09/00         6.300%@         17,974,800
                                                                                                                 -------------

REPURCHASE AGREEMENT--3.38%
   7,958       Repurchase Agreement dated 05/31/00 with Societe Generale, collatralized by $8,037,000 U.S. Treasury Notes, 6.375% due
               08/15/02 (value--$8,117,370); proceeds: $7,959,408
               (cost--$7,958,000)                                                  06/01/00         6.370            7,958,000
                                                                                                                 -------------
Total Investments (cost--$272,817,099)--106.72% ...............................                                    250,839,970
Liabilities in excess of other assets--(6.72)% ................................                                    (15,800,961)
                                                                                                                 -------------
Net Assets--100.00% ...........................................................                                   $235,039,009
                                                                                                                 =============

----------
*    Maturity date shown is the callable date for perpetual rewriting securities.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold n transactions exempt from registration, normally to qualified institutional buyers.
@    Yield to maturity for discounted securities.
TBA (To be Assigned) Securities are purchased on a forward commitment basis with an appropriate principal amount (generally +/- 1.0%) and generally stated maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)  Security or a portion thereof, was on loan at May 31, 2000.
(2)  Non interest paying security.


                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND


PORTFOLIO OF INVESTMENTS                                 MAY 31, 2000(UNAUDITED)


 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
CORPORATE BONDS--84.59%
AUTOMOTIVE--2.24%
$  3,500  J.L. French Automotive Castings ......................        06/01/09               11.500%        $   3,255,000
   3,000  Lear Corporation .....................................        05/15/05                7.960             2,761,611
                                                                                                              -------------
                                                                                                                  6,016,611
                                                                                                              -------------
CABLE--11.11%
   2,000  Charter Communications Holdings** ....................        04/01/09               10.000             1,830,000
  10,900  Knology Holdings Incorporated ........................        10/15/07               11.875+            6,758,000
   4,000  NTL Incorporated .....................................        10/01/08               11.500             4,020,000
  10,800  Park `N View Incorporated++ ..........................        05/15/08               13.000+            3,132,000
   6,750  RCN Corporation ......................................        10/15/07               11.125+            3,915,000
   7,250  UIH Australia Pacific Incorporated ...................        05/15/06               14.000+            6,235,000
   8,375  United Pan Europe Communications .....................        08/01/09               12.500+            3,894,375
                                                                                                              -------------
                                                                                                                 29,784,375
                                                                                                              -------------
CHEMICALS--3.52%
   2,000  Avecia Group PLC .....................................        07/01/09               11.000             1,970,000
   2,200  Huntsman ICI Chemicals LLC ...........................        07/01/09               10.125             2,145,000
   5,500  Lyondell Chemical Company ............................ 05/01/07 to 05/01/09     9.875 to 10.875         5,307,500
                                                                                                              -------------
                                                                                                                  9,422,500
                                                                                                              -------------
COMMUNICATIONS-FIXED--21.23%
   3,000  Alestra S.A. .........................................        05/15/06               12.125             2,670,000
   4,500  Allegiance Telecom Incorporated ......................        05/15/08               12.875             4,860,000
   3,020  Barak ITC ............................................        11/15/07               12.500+            1,510,000
   3,925  Esprit Telecom Group PLC .............................        06/15/08               10.875             3,061,500
   2,500  Flag Telecom Holdings Limited** ......................        03/30/10               11.625             2,300,000
   2,000  Global Crossing Holdings Limited** ...................        11/15/09                9.500             1,880,000
   5,000  Globenet Communications Group ........................        07/15/07               13.000             4,987,500
   2,000  Globix Corporation** .................................        02/01/10               12.500             1,740,000
   2,000  Hyperion Telecommunications Incorporated .............        11/01/07               12.000             1,905,000
   2,000  KMC Telecom Holdings Incorporated ....................        05/15/09               13.500             1,820,000
   2,000  Level 3 Communications Incorporated** ................        03/15/08               11.000             1,895,000
   3,000  Metromedia Fiber Network Incorporated ................        11/15/08               10.000             2,857,500
   4,125  NEXTLINK Communications Incorporated .................        06/01/09               10.750             3,960,000
   3,000  NorthEast Optic Network Incorporated .................        08/15/08               12.750             2,820,000
   6,400  Pathnet Incorporated .................................        04/15/08               12.250             3,776,000
   3,500  Tele1 Europe BV ......................................        05/15/09               13.000             3,430,000
   2,500  Verio Incorporated ...................................        12/01/08               11.250             2,781,250
   5,500  Viatel Incorporated ..................................        04/15/08               12.500+            2,805,000
   2,500  Williams Communications Group ........................        10/01/09               10.875             2,500,000
   3,750  World Access Incorporated ............................        01/15/08               13.250             3,356,250
                                                                                                              -------------
                                                                                                                 56,915,000
                                                                                                              -------------
COMMUNICATIONS-MOBILE--0.59%
   2,550  Nextel International Incorporated ....................        04/15/08               12.125+            1,581,000
                                                                                                              -------------
CONSUMER MANUFACTURING--1.75%
   4,000  Decora Industries Incorporated .......................        05/01/05               11.000             1,640,000


                                                                              29

PAINEWEBBER HIGH INCOME FUND

 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
CORPORATE BONDS--(CONTINUED)
CONSUMER MANUFACTURING--(CONCLUDED)
$  4,000  Desa International Incorporated ......................        12/15/07                9.875%        $   3,040,000
                                                                                                              -------------
                                                                                                                  4,680,000
                                                                                                              -------------

ENERGY--5.72%
   2,000  Cheasapeake Energy ...................................        05/01/05                9.625             1,910,000
   3,625  Key Energy Services Incorporated .....................        01/15/09               14.000             3,915,000
   3,000  Orion Refining Corporation**++ .......................        11/15/04               10.000+            1,500,130
   1,500  Pioneer Natural Resources Company ....................        04/01/10                9.625             1,535,625
   2,700  Pride International Incorporated .....................        06/01/09               10.000             2,713,500
   3,750  R & B Falcon Corporation .............................        12/15/08                9.500             3,750,000
                                                                                                              -------------
                                                                                                                 15,324,255
                                                                                                              -------------
FINANCE--2.62%
   4,939  Airplanes Pass-Through Trust .........................        03/15/19               10.875             4,000,185
   3,000  HSBC Capital Funding LP** ............................        06/30/30               10.176             3,019,809
   9,000  Superior National Insurance Group(b)++ ...............        12/01/17               10.750                     0
                                                                                                              -------------
                                                                                                                  7,019,994
                                                                                                              -------------
FOOD & BEVERAGE--1.76%
   8,875  Mrs. Field's Holdings Company Incorporated**#++ ......        12/01/05               14.000+            3,106,250
   1,955  Packaged Ice Incorporated ............................        02/01/05                9.750             1,622,650
                                                                                                              -------------
                                                                                                                  4,728,900
                                                                                                              -------------
GAMING--0.55%
   1,500  MGM Grand Incorporated ...............................        06/01/07                9.750             1,485,000
                                                                                                              -------------

GENERAL INDUSTRIAL--2.91%
   2,250  Blount Incorporated ..................................        08/01/09               13.000             2,227,500
   1,750  J.B. Poindexter & Company Incorporated ...............        05/15/04               12.500             1,610,000
   5,000  Sabreliner Corporation** .............................        06/15/08               11.000             3,975,000
                                                                                                              -------------
                                                                                                                  7,812,500
                                                                                                              -------------
HEALTHCARE--1.00%
   3,000  Tenet Healthcare Corporation .........................        12/01/08                8.125             2,692,500
                                                                                                              -------------
HOTELS & LODGING--1.07%
   3,150  Host Marriott L.P. ...................................        02/15/06                8.375             2,866,500
                                                                                                              -------------
MEDIA--2.73%
  10,334  Inter Act Systems Incorporated**++(b) ................        08/01/03               14.000+            2,376,705
   8,750  Wam! Net Incorporated ................................        03/01/05               13.250+            4,943,750
                                                                                                              -------------
                                                                                                                  7,320,455
                                                                                                              -------------
METALS--2.30%
   5,125  Metal Management Incorporated ........................        05/15/08               10.000             3,587,500
   2,750  National Steel Corporation ...........................        03/01/09                9.875             2,585,000
                                                                                                              -------------
                                                                                                                  6,172,500
                                                                                                              -------------


30

PAINEWEBBER HIGH INCOME FUND

 PRINCIPAL
  AMOUNT
   (000)                                                            MATURITY DATES        INTEREST RATES         VALUE
 ---------                                                          --------------        --------------         -----
CORPORATE BONDS--(CONCLUDED)
Paper & Packaging--1.92%
$  2,750  Packaging Corporation of America .....................        04/01/09                9.625%        $   2,688,125
   2,625  Tembec Industry Incorporated .........................        06/30/09                8.625             2,460,938
                                                                                                              -------------
                                                                                                                  5,149,063
                                                                                                              -------------
REAL ESTATE--1.11%
   3,550  D.R. Horton Incorporated .............................        02/01/09                8.000             2,982,000
                                                                                                              -------------
RETAIL--3.40%
   1,650  Advance Holding Corporation ..........................        04/15/09               12.875+              627,000
   2,300  Advance Stores Company Incorporated ..................        04/15/08               10.250             1,794,000
   3,000  Ames Department Stores Incorporated ..................        04/15/06               10.000             2,370,000
   5,000  Saks Incorporated ....................................        07/15/04                7.000             4,308,950
                                                                                                              -------------
                                                                                                                  9,099,950
                                                                                                              -------------
SERVICE--5.91%
   5,000  Allied Waste North America Incorporated ..............        08/01/09               10.000             3,950,000
   5,500  American Eco Corporation++(b) ........................        05/15/08                9.625               990,000
   3,750  Atlantic Express Transportation Corporation ..........        02/01/04               10.750             3,225,000
   2,000  Budget Group Incorporated ............................        04/01/06                9.125             1,400,000
   2,250  Nationwide Credit Incorporated .......................        01/15/08               10.250             1,530,000
   5,000  Nuco2 Incorporated++ .................................        10/31/04               12.000             4,500,000
   4,250  Premier Graphics Incorporated(b) .....................        12/01/05               11.500               255,000
                                                                                                              -------------
                                                                                                                 15,850,000
                                                                                                              -------------
SUPERMARKETS & DRUGSTORES--0.75%
   2,165  The Pantry Incorporated ..............................        10/15/07               10.250             2,013,450
                                                                                                              -------------
TECHNOLOGY--4.21%
   3,500  Chippac International Limited** ......................        08/01/09               12.750             3,675,000
   6,000  Earthwatch Incorporated**#++ .........................        07/15/07               13.000+            3,420,000
   4,250  Fairchild Semiconductor Corporation ..................        03/15/07               10.125             4,186,250
                                                                                                              -------------
                                                                                                                 11,281,250
                                                                                                              -------------
TRANSPORTATION--3.80%
   7,000  Equimar Shipholdings Limited .........................        07/01/07                9.875             2,520,000
   2,750  Stena AB .............................................        06/15/07                8.750             2,365,000
   8,540  TFM S.A. de C.V. .....................................        06/15/09               11.750+            5,294,800
                                                                                                              -------------

                                                                                                                 10,179,800
                                                                                                              -------------
UTILITIES--2.39%
   4,250  AES Corporation ......................................        06/01/09                9.500             4,090,795
   2,440  Panda Funding Corporation ............................        08/20/12               11.625             2,318,073
                                                                                                              -------------
                                                                                                                  6,408,868
                                                                                                              -------------
Total Corporate Bonds (cost--$289,420,153) .....................                                                226,786,471
                                                                                                              -------------


                                                                              31

PAINEWEBBER HIGH INCOME FUND

   NUMBER OF
 SHARES/WARRANTS                                                                                                  VALUE
----------------                                                                                              -------------
COMMON STOCK(a)--2.91%
CABLE--0.50%
  17,000  Knology Holdings Incorporated .................................................................     $      76,500
  79,417  Park `N View Incorporated .....................................................................           203,505
  45,922  RCN Corporation ...............................................................................         1,059,078
                                                                                                              -------------
                                                                                                                  1,339,083
                                                                                                              -------------
COMMUNICATIONS-FIXED--0.67%
  61,644  Tele1 Europe BV ...............................................................................           708,906
  44,000  Viatel Incorporated ...........................................................................         1,097,250
                                                                                                              -------------

                                                                                                                  1,806,156
                                                                                                              -------------
FOOD & BEVERAGE--0.10%
  74,223  Packaged Ice Incorporated .....................................................................           259,781
                                                                                                              -------------
GENERAL INDUSTRIAL--0.08%
   1,400  Communications & Power++ ......................................................................           210,000
                                                                                                              -------------
RETAIL--1.12%
 666,011  Samuels Jewelers Incorporated++ ...............................................................         2,997,050
                                                                                                              -------------
SERVICE--0.44%
 726,350  Waste Systems International Incorporated++ ....................................................         1,180,319
                                                                                                              -------------
Total Common Stock (cost--$12,262,628) ..................................................................         7,792,389
                                                                                                              -------------

PREFERRED STOCK(a)--2.94%
COMMUNICATIONS-FIXED--0.66%
   2,142  ICG Holdings Incorporated .....................................................................         1,756,809
                                                                                                              -------------
ENERGY--0.02%
   1,652  Orion Refining Corporation++ ..................................................................            66,974
                                                                                                              -------------
GENERAL INDUSTRIAL--0.97%
  38,299  Communications & Power++ ......................................................................         2,604,342
                                                                                                              -------------
MEDIA--0.73%
  19,500  Inter Act Systems Incorporated**++ ............................................................         1,950,000
                                                                                                              -------------
SERVICE--0.56%
   5,428  Waste Systems International Incorporated++ ....................................................         1,492,700
                                                                                                              -------------
Total Preferred Stock (cost--$15,305,559) ...............................................................         7,870,825
                                                                                                              -------------

WARRANTS(a)--0.40%
CABLE--0.06%
  10,000  UIH Australia Pacific Incorporated ............................................................           150,000
                                                                                                              -------------
COMMUNICATIONS-FIXED--0.02%
   6,275  Pathnet Incorporated ..........................................................................            62,750
                                                                                                              -------------


32

PAINEWEBBER HIGH INCOME FUND

   NUMBER OF
    WARRANTS                                                                                                  VALUE
----------------                                                                                              -------------
WARRANTS(a)--(CONCLUDED)
COMMUNICATIONS-MOBILE--0.02%
  15,750  McCaw International Limited ...................................................................     $      43,313
                                                                                                              -------------
ENERGY--0.07%
   3,250  Key Energy Services Incorporated ..............................................................           178,750
                                                                                                              -------------
FINANCIAL SERVICES--0.00%
   6,000  Olympic Financial Limited .....................................................................                 0
                                                                                                              -------------
GENERAL INDUSTRIAL--0.03%
   8,400  Sabreliner Corporation ........................................................................            75,600
                                                                                                              -------------
MEDIA--0.14%
  19,500  Inter Act Electronic Marketing Incorporated++ .................................................               195
  19,500  Inter Act Systems Incorporated++ ..............................................................            97,500
  26,250  Wam! Net Incorporated .........................................................................           288,750
                                                                                                              -------------
                                                                                                                    386,445
                                                                                                              -------------
RETAIL--0.00%
  13,146  Samuels Jewelers Incorporated++ ...............................................................               131
                                                                                                              -------------
SERVICE--0.06%
 109,290  Nuco2 Incorporated++ ..........................................................................           160,656
                                                                                                              -------------

TECHNOLOGY--0.00%
  13,700  Electronic Retailing Systems International Incorporated .......................................            13,700
                                                                                                              -------------
Total Warrants (cost--$529,766) .........................................................................         1,071,345
                                                                                                              -------------

 PRINCIPAL
  AMOUNT
   (000)                                                                        MATURITY DATES   INTEREST RATES
-----------                                                                     --------------   --------------
SHORT TERM U.S. AGENCY OBLIGATIONS--5.58%
$ 15,000  Federal Home Loan Bank Discount Notes (cost--$14,960,625) .......     06/16/00            6.300%@         14,960,625
                                                                                                                 -------------

REPURCHASE AGREEMENT--2.29%
   6,136    Repurchase agreement, dated 05/31/00 with Societe Generale, collateralized by $6,571,000 U.S. Treasury Notes, 5.500% due
            02/15/02 (value--$6,258,878);
            proceeds: $6,137,086 (cost--$6,136,000) .......................     06/01/00            6.370            6,136,000
                                                                                                                 -------------
Total Investments (cost--$338,614,731)--98.71% ............................                                        264,617,655
Other assets in excess of liabilities--1.29% ..............................                                          3,465,460
                                                                                                                 -------------
Net Assets--100.00% .......................................................                                       $268,083,115
                                                                                                                 =============

----------
@    Yield to maturity for discounted securities.
# Security represents a unit which is comprised of the stated bond with attached warrants or common stock.
++   Illiquid securities representing 11.72% of net assets.
+ Denotes a step up bond or zero coupon bond that converts to the noted fixed rate at a designated future date.
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)  Non-income producing security.
(b)  Bond interest in default.


                 See accompanying notes to financial statements

PAINEWEBBER


STATEMENT OF ASSETS AND LIABILITIES                     MAY 31, 2000 (unaudited)

                                                                              U.S.      LOW  DURATION   INVESTMENT
                                                                           GOVERNMENT  U.S. GOVERNMENT    GRADE          HIGH
                                                                          INCOME FUND    INCOME FUND   INCOME FUND   INCOME FUND
                                                                          ------------ --------------- ------------  ------------
ASSETS
Investments in securities, at value (cost--$310,423,634, $260,008,722,
  $272,817,099 and $338,614,731 respectively) ..........................  $295,115,371   $258,616,502  $250,839,970  $264,617,655
Investment of cash collateral received for securities loaned, at value .    35,368,500        --         22,825,250       --
Receivable for investments sold ........................................     5,495,625     29,588,110       --          1,219,588
Dividends and interest receivable ......................................     2,749,586      2,125,406     5,985,774     5,956,935
Receivable for shares of beneficial interest sold ......................         1,923         23,120         3,639        19,494
Other assets ...........................................................       110,800         23,692        31,652        11,951
                                                                          ------------   ------------  ------------  ------------
Total assets ...........................................................   338,841,805    290,376,830   279,686,285   271,825,623
                                                                          ------------   ------------  ------------  ------------

LIABILITIES
Payable for investments purchased ......................................    61,865,313    136,685,607    20,693,369     1,215,760
Payable for cash collateral for securities loaned ......................    35,368,500        --         22,825,250       --
Payable for shares of beneficial interest repurchased ..................       362,860        462,849       294,421     1,588,842
Dividends payable ......................................................       245,606        160,525       275,219       501,871
Payable to affiliates ..................................................       163,018        121,822       173,296       235,703
Due to custodian .......................................................       --             390,679       --            --
Variation margin payable ...............................................       156,295        --            --            --
Outstanding options written, at value ..................................       --             258,250       --            --
Accrued expenses and other liabilities .................................       398,511        111,834       385,721       200,332
                                                                          ------------   ------------  ------------  ------------
Total liabilities ......................................................    98,560,103    138,191,566    44,647,276     3,742,508
                                                                          ------------   ------------  ------------  ------------

NET ASSETS
Beneficial interest--$0.001 par value (unlimited amount authorized) ....   350,093,657    275,011,812   281,761,068   536,845,645
Undistributed (distributions in excess of) net investment income .......      (169,475)       (42,696)     (300,317)    1,489,585
Accumulated net realized losses from investments, futures
  and options transactions .............................................   (94,043,262)  (121,246,663)  (24,444,613) (196,255,039)
Net unrealized depreciation of investments, futures and options ........   (15,599,218)    (1,537,189)  (21,977,129)  (73,997,076)
                                                                          ------------   ------------  ------------  ------------
Net assets .............................................................  $240,281,702   $152,185,264  $235,039,009  $268,083,115
                                                                          ============   ============  ============  ============

CLASS A:
Net assets .............................................................  $206,803,970   $ 95,275,543  $188,208,507  $163,373,782
                                                                          ------------   ------------  ------------  ------------
Shares outstanding .....................................................    24,809,319     41,927,931    19,899,170    32,897,843
                                                                          ------------   ------------  ------------  ------------
Net asset value and redemption value per share .........................         $8.34          $2.27         $9.46         $4.97
                                                                                 =====          =====         =====         =====

Maximum offering price per share (net asset value plus sales charge of
  4.00% of offering price--3.00% for Low Duration U.S. Government
  Income Fund) .........................................................         $8.69          $2.34         $9.85         $5.18
                                                                                 =====          =====         =====         =====

CLASS B:
Net assets .............................................................  $  7,876,531   $  4,263,719  $ 19,185,415  $ 51,914,792
                                                                          ------------   ------------  ------------  ------------
Shares outstanding .....................................................       944,722      1,879,014     2,028,860    10,462,371
                                                                          ------------   ------------  ------------  ------------
Net asset value and offering price per share ...........................         $8.34          $2.27         $9.46         $4.96
                                                                                 =====          =====         =====         =====

CLASS C:
Net assets .............................................................  $ 16,481,451   $ 51,898,289  $ 24,468,017  $ 52,003,720
                                                                          ------------   ------------  ------------  ------------
Shares outstanding .....................................................     1,979,088     22,860,173     2,587,035    10,457,531
                                                                          ------------   ------------  ------------  ------------
Net asset value and offering price per share ...........................         $8.33          $2.27         $9.46         $4.97
                                                                                 =====          =====         =====         =====

CLASS Y:
Net assets .............................................................  $  9,119,750   $    747,713  $  3,177,070  $    790,821
                                                                          ------------   ------------  ------------  ------------
Shares outstanding .....................................................     1,095,062        328,429       335,741       159,331
                                                                          ------------   ------------  ------------  ------------
Net asset value, offering price and redemption value per share .........         $8.33          $2.28         $9.46         $4.96
                                                                                 =====          =====         =====         =====

                 See accompanying notes to financial statements

PAINEWEBBER


STATEMENT OF OPERATIONS

                                                                            FOR THE SIX MONTHS ENDED MAY 31, 2000 (UNAUDITED)
                                                                    -------------------------------------------------------------
                                                                        U.S.       LOW DURATION     INVESTMENT
                                                                    GOVERNMENT    U.S. GOVERNMENT      GRADE             HIGH
                                                                    INCOME FUND     INCOME FUND     INCOME FUND      INCOME FUND
                                                                    -----------   ---------------   ------------     ------------
INVESTMENT INCOME:
Interest and dividends...........................................   $ 9,126,763     $ 5,108,786     $ 10,103,359     $ 19,925,600
                                                                    -----------     -----------     ------------     ------------

EXPENSES:
Investment advisory and administration...........................       637,543         393,019          623,858          888,684
Service fees--Class A............................................       271,383         118,443          246,318          260,329
Service and distribution fees--Class B...........................        50,352          22,872          111,135          374,005
Service and distribution fees--Class C...........................        68,074         211,444          100,629          266,276
Transfer agency and service fees.................................       138,421          63,787          132,025          179,171
Custody and accounting...........................................        69,754          40,376           64,196           85,107
Reports and notices to shareholders..............................        28,350          28,223           32,733           55,801
Legal and audit..................................................        23,320          34,078           25,753           56,492
State registration fees..........................................        14,672          19,049           13,700           30,536
Trustees' fees...................................................         5,250           5,250            5,250            5,250
Other expenses...................................................         6,469           4,722            2,508           27,412
                                                                    -----------     -----------     ------------     ------------

                                                                      1,313,588         941,263        1,358,105        2,229,063
Less: Fee waivers from adviser...................................        (6,770)        --                (2,189)         --
                                                                    -----------     -----------     ------------     ------------


Net expenses.....................................................     1,306,818         941,263        1,355,916        2,229,063
                                                                    -----------     -----------     ------------     ------------

Net investment income............................................     7,819,945       4,167,523        8,747,443       17,696,537
                                                                    -----------     -----------     ------------     ------------

REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:
Net realized gains (losses) from:
  Investment transactions........................................    (4,555,313)     (1,346,602)      (3,238,234)     (56,706,422)
  Futures contracts..............................................     2,241,857         273,774          --               --
  Options written................................................       --              (71,876)         --               --
Net change in unrealized appreciation/depreciation of:
  Investments....................................................    (2,265,011)     (1,003,100)      (9,249,421)      (7,039,067)
  Options........................................................       --             (144,969)         --               --
  Futures........................................................      (785,789)         (3,087)         --               --
                                                                    -----------     -----------     ------------     ------------

NET REALIZED AND UNREALIZED LOSSES FROM INVESTMENT ACTIVITIES....    (5,364,256)     (2,295,860)     (12,487,655)     (63,745,489)
                                                                    -----------     -----------     ------------     ------------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS..   $ 2,455,689     $ 1,871,663     $ (3,740,212)    $(46,048,952)
                                                                    ===========     ===========     ============     ============


                 See accompanying notes to financial statements

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                               MAY 31, 2000       FOR THE YEAR ENDED
                                                                                                (UNAUDITED)        NOVEMBER 30, 1999
                                                                                         ------------------------ ------------------
FROM OPERATIONS:
Net investment income ..................................................................       $   7,819,945         $  17,138,406
Net realized losses from investments, futures and options transactions .................          (2,313,456)           (6,420,229)
Net change in unrealized appreciation/depreciation of investments, futures and options .          (3,050,800)          (17,806,645)
                                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from operations ........................            2,455,689           (7,088,468)
                                                                                                 ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A .........................................................           (6,719,048)         (14,406,509)
Net investment income--Class B .........................................................             (270,591)            (826,543)
Net investment income--Class C .........................................................             (515,693)          (1,167,824)
Net investment income--Class Y .........................................................             (314,518)            (737,274)
                                                                                                 ------------         ------------
Total dividends to shareholders ........................................................           (7,819,850)         (17,138,150)
                                                                                                 ------------         ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...................................................           19,794,364           92,941,317
Cost of shares repurchased .............................................................          (55,038,736)        (140,760,215)
Proceeds from dividends reinvested .....................................................            4,572,414            9,939,179
                                                                                                 ------------         ------------
Net decrease in net assets from beneficial interest transactions .......................          (30,671,958)         (37,879,719)
                                                                                                 ------------         ------------
Net decrease in net assets .............................................................          (36,036,119)         (62,106,337)

NET ASSETS:
Beginning of period ....................................................................          276,317,821          338,424,158
                                                                                                 ------------         ------------

End of period ..........................................................................         $240,281,702         $276,317,821
                                                                                                 ============         ============




                 See accompanying notes to financial statements

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                               MAY 31, 2000       FOR THE YEAR ENDED
                                                                                                (UNAUDITED)        NOVEMBER 30, 1999
                                                                                         ------------------------ ------------------
FROM OPERATIONS:
Net investment income ..................................................................         $  4,167,523         $  6,269,480
Net realized losses from investments, futures and options transactions .................           (1,144,704)          (3,611,938)
Net change in unrealized appreciation/depreciation of investments, futures and options .           (1,151,156)            (852,638)
                                                                                                 ------------         ------------
Net increase in net assets resulting from operations ...................................            1,871,663            1,804,904
                                                                                                 ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A .........................................................           (2,638,106)          (2,677,276)
Net investment income--Class B .........................................................             (106,649)            (299,808)
Net investment income--Class C .........................................................           (1,380,943)          (3,107,776)
Net investment income--Class Y .........................................................              (41,825)            (184,622)
                                                                                                 ------------         ------------
Total dividends to shareholders ........................................................           (4,167,523)          (6,269,482)
                                                                                                 ------------         ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...................................................           54,233,720          212,615,459
Cost of shares repurchased .............................................................          (62,034,954)        (205,924,759)
Proceeds from dividends reinvested .....................................................            3,408,983            4,638,117
                                                                                                 ------------         ------------
Net increase (decrease) in net assets from beneficial interest transactions ............           (4,392,251)          11,328,817
                                                                                                 ------------         ------------
Net increase (decrease) in net assets ..................................................           (6,688,111)           6,864,239

NET ASSETS:
Beginning of period ....................................................................          158,873,375          152,009,136
                                                                                                 ------------         ------------
End of period ..........................................................................         $152,185,264         $158,873,375
                                                                                                 ============         ============



                 See accompanying notes to financial statements

PAINEWEBBER INVESTMENT GRADE INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                               MAY 31, 2000       FOR THE YEAR ENDED
                                                                                                (UNAUDITED)       NOVEMBER 30, 1999
                                                                                         ------------------------ ------------------
FROM OPERATIONS:
Net investment income ..................................................................         $  8,747,443         $ 17,743,821
Net realized losses from investments and futures transactions ..........................           (3,238,234)          (2,351,042)
Net change in unrealized appreciation/depreciation of investments and futures ..........           (9,249,421)         (20,694,030)
                                                                                                 ------------         ------------
Net decrease in net assets resulting from operations ...................................           (3,740,212)          (5,301,251)
                                                                                                 ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A .........................................................           (6,981,564)         (13,633,333)
Net investment income--Class B .........................................................             (699,994)          (1,912,697)
Net investment income--Class C .........................................................             (883,260)          (1,980,821)
Net investment income--Class Y .........................................................             (125,777)            (266,757)
                                                                                                 ------------         ------------
Total dividends to shareholders ........................................................           (8,690,595)         (17,793,608)
                                                                                                 ------------         ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ...................................................           20,566,717           57,811,186
Cost of shares repurchased .............................................................          (40,118,312)         (77,144,688)
Proceeds from dividends reinvested .....................................................            4,968,145            9,816,308
                                                                                                 ------------         ------------
Net decrease in net assets from beneficial interest transactions .......................          (14,583,450)          (9,517,194)
                                                                                                 ------------         ------------
Net decrease in net assets .............................................................          (27,014,257)         (32,612,053)
                                                                                                 ------------         ------------

NET ASSETS:
Beginning of period ....................................................................          262,053,266          294,665,319
                                                                                                 ------------         ------------
End of period ..........................................................................         $235,039,009         $262,053,266
                                                                                                 ============         ============



                 See accompanying notes to financial statements

PAINEWEBBER HIGH INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS

                                                                                         FOR THE SIX MONTHS ENDED
                                                                                               MAY 31, 2000       FOR THE YEAR ENDED
                                                                                                (UNAUDITED)       NOVEMBER 30, 1999
                                                                                         ------------------------ ------------------
FROM OPERATIONS:
Net investment income ...............................................................            $ 17,696,537         $ 50,613,396
Net realized losses from investment transactions ....................................             (56,706,422)         (19,041,784)
Net change in unrealized appreciation/depreciation of investments ...................              (7,039,067)         (19,675,123)
                                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from operations .....................             (46,048,952)          11,896,489
                                                                                                 ------------         ------------

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income--Class A ......................................................             (11,563,700)         (26,526,311)
Net investment income--Class B ......................................................              (3,846,232)         (14,276,554)
Net investment income--Class C ......................................................              (3,757,920)          (9,573,976)
Net investment income--Class Y ......................................................                 (79,519)            (298,107)
                                                                                                 ------------         ------------
Total dividends to shareholders .....................................................             (19,247,371)         (50,674,948)
                                                                                                 ------------         ------------

FROM BENEFICIAL INTEREST TRANSACTIONS:
Net proceeds from the sale of shares ................................................              26,640,370          164,783,645
Cost of shares repurchased ..........................................................            (110,668,469)        (276,858,175)
Proceeds from dividends reinvested ..................................................               8,090,028           22,999,869
                                                                                                 ------------         ------------
Net decrease in net assets from beneficial interest transactions ....................             (75,938,071)         (89,074,661)
                                                                                                 ------------         ------------
Net decrease in net assets ..........................................................            (141,234,394)        (127,853,120)

NET ASSETS:
Beginning of period .................................................................             409,317,509          537,170,629
                                                                                                 ------------         ------------

End of period (including undistributed net investment income of $1,489,585 and
    $3,040,419, respectively) .......................................................            $268,083,115         $409,317,509
                                                                                                 ============         ============



                 See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   PaineWebber Managed Investments Trust (the "Trust") was organized under Massachusetts law by a Declaration of Trust dated November 21, 1986 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified investment company. The Trust is a series mutual fund with seven funds: PaineWebber U.S. Government Income Fund ("U.S. Government Income Fund"), PaineWebber Low Duration U.S. Government Income Fund ("Low Duration U.S. Government Income Fund"), PaineWebber Investment Grade Income Fund ("Investment Grade Income Fund"), PaineWebber High Income Fund ("High Income Fund") (collectively, the "Funds"), PaineWebber Asia Pacific Growth Fund, PaineWebber Tax-Managed Equity Fund and PaineWebber Strategy Fund. The financial statements for PaineWebber Asia Pacific Growth Fund, PaineWebber Tax-Managed Equity Fund and PaineWebber Strategy Fund are not included herein.

   Currently, each Fund offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares approximately six years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan. Class Y shares have no service or distribution plan.

   The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

   VALUATION OF INVESTMENTS--The Funds calculate their net asset value based on the current market value for the portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber") and investment adviser and administrator of the Funds. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the board determines that this does not represent fair value.

   REPURCHASE AGREEMENTS--The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each of the Funds occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized (with the exception of U.S. Government Income Fund) as adjustments to interest income and the identified cost of investments.

   Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

   DOLLAR ROLLS--Low Duration U.S. Government Income Fund and U.S. Government Income Fund may enter into transactions in which these Funds sell securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date (the "roll period"). During the roll period, the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by fee income or a lower repurchase price.

   FUTURES CONTRACTS--Upon entering into a financial futures contract, a Fund is required to pledge to a broker an amount of cash and/or U.S. Government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

   Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Funds (except High Income Fund) primarily use financial futures contracts for hedging or to manage the average duration of the Fund's portfolio. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

   OPTION WRITING--When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security)

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option. The U.S. Government Income Fund and Low Duration U.S. Government Income Fund primarily used written options for the enhancement of income to the Funds.

   REVERSE REPURCHASE AGREEMENTS--Each of the Funds may enter into reverse repurchase agreements with qualified third party broker-dealers as determined by, and under the direction of, the board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the Fund's custodian containing liquid securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement. For the six months ended May 31, 2000, no fund entered into reverse repurchase agreements.

   DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

CONCENTRATION OF RISK

   The ability of the issuers of the debt securities, including mortgage- and asset-backed securities held by the Funds to meet their obligations, may be affected by economic developments, including those particular to a specific industry or region. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayments.

WRITTEN OPTION ACTIVITY

   Transactions in options written for the six months ended May 31, 2000 were as follows:

                                                                              LOW DURATION U.S.
                                                                           GOVERNMENT INCOME FUND
                                                                          -----------------------
                                                                          NUMBER OF
                                                                            OPTIONS      PREMIUMS
                                                                          ----------    ---------
          Options outstanding at November 30, 1999 ......................       0       $       0
          Options written ...............................................     950         335,937
          Options terminated in closing purchase transactions ...........    (500)       (158,594)
          Options expired ...............................................    (200)        (64,062)
                                                                          -------       ---------

          Options outstanding at May 31, 2000 ...........................     250       $ 113,281
                                                                          =======       =========

INVESTMENT ADVISER AND ADMINISTRATOR

The board has approved an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Funds. In accordance with the Advisory Contract, each Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of each Fund's average daily net assets. At May 31, 2000,

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $100,821, $64,784, $99,662 and $118,606, respectively, in investment advisory and administration fees. Mitchell Hutchins waived a portion of its investment advisory and administration fees in connection with the U.S. Government Income Fund's and Investment Grade Income Fund's investment of cash collateral from security lending in the Mitchell Hutchins Private Money Market Fund LLC. For the six months ended May 31, 2000, Mitchell Hutchins waived $6,770 and $2,189, respectively.

   Under a separate contract with Mitchell Hutchins ("Sub-Advisory Contract"), Pacific Investment Management Company ("PIMCO") serves as the sub-adviser for Low Duration U.S. Government Income Fund. Under the Sub-Advisory Contract, Mitchell Hutchins (not the Fund) pays PIMCO a fee, computed daily and payable monthly, in an amount equal to one-half of the advisory fee received by Mitchell Hutchins from the Fund.

DISTRIBUTION PLANS

   Mitchell Hutchins is the distributor of each Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service and/or distribution pertaining to the Class A, Class B and Class C shares, each Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively. At May 31, 2000, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund owed Mitchell Hutchins $61,021, $57,038, $72,370 and $117,097, respectively, in service and distribution fees.

   Mitchell Hutchins also receives the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed each Fund that for the six months ended May 31, 2000, it earned $42,515, $295,965, $61,645 and $275,970 in sales charges for the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

SECURITY LENDING

   Each Fund may lend securities up to 331/3% of its total assets to qualified institutions. The loans are secured at all times by cash or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. Each Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, each Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund's lending agent is PaineWebber, who received compensation for the six months ended May 31, 2000 from the U.S. Government Income Fund and Investment Grade Income Fund of $13,660 and $4,507, respectively.

   For the six months ended May 31, 2000, the U.S. Government Income Fund and Investment Grade Income Fund earned compensation of $40,979 and $12,977, respectively, net of fees, rebates and expenses from securities lending transactions. At May 31, 2000, the U.S. Government Income Fund and the Investment Grade Income Fund owed PaineWebber $1,176 and $1,264, respectively, in security lending fees.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


   At May 31, 2000, each Fund held cash and/or cash equivalents as collateral for securities loaned as follows:

                                                                                                 MARKET
                                                                              COLLATERAL FOR    VALUES OF
                                                                                SECURITIES     SECURITIES
                                                                                  LOANED         LOANED
                                                                              --------------   -----------
          U.S. Government Income Fund .....................................    $35,368,500     $34,019,964
          Investment Grade Income Fund ....................................    $22,825,250     $21,862,037

   At May 31, 2000 the Funds invested the collateral in the following money market funds:

                NUMBER OF
                 SHARES                                                                                                    VALUE
                ---------                                                                                               -----------
   U.S. Government Income Fund
               6,592,734   AIM Liquid Assets Portfolio ..............................................................   $ 6,592,734
              28,002,023   Mitchell Hutchins Private Money Market Fund LLC ..........................................    28,002,023
                     558   Provident Prime Portfolio ................................................................           558
                 773,185   Scudder Institutional Fund Inc. ..........................................................       773,185
                                                                                                                        -----------
                           Total investments of cash collateral received for securities on loan (cost--$35,368,500)..   $35,368,500
                                                                                                                        -----------
                                                                                                                        -----------
   Investment Grade Income Fund
               2,005,693   AIM Liquid Assets Portfolio ..............................................................   $ 2,005,693
              20,784,478   Mitchell Hutchins Private Money Market Fund LLC ..........................................    20,784,478
                  35,079   Scudder Institutional Fund Inc. ..........................................................        35,079
                                                                                                                        -----------
                           Total investments of cash collateral received for securities on loan (cost--$22,825,250)..   $22,825,250
                                                                                                                        -----------
                                                                                                                        -----------

BANK LINE OF CREDIT

         Each Fund may participate with other funds managed by Mitchell Hutchins in a $200 million committed credit facility ("Facility") to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. In connection therewith, each Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to each Fund at rates based on prevailing market rates in effect at the time of borrowings. For the six months ended May 31, 2000, the Funds did not borrow under the Facility.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


TRANSFER AGENCY SERVICE FEES

   PaineWebber provides transfer agency related services to each Fund pursuant to a delegation of authority from PFPC Inc., each Fund's transfer agent, and is compensated for these services by PFPC Inc., not the Funds. For the six months ended May 31, 2000, PaineWebber received from PFPC Inc. (not the Funds) approximately 51%, 51%, 41% and 49% of the total transfer agency fees collected by PFPC Inc. from the U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund, respectively.

INVESTMENTS IN SECURITIES

   For federal income tax purposes, the cost of securities owned at May 31, 2000 was substantially the same as the cost of securities for financial statement purposes.

   At May 31, 2000, the components of the net unrealized depreciation of investments were as follows:

                                                                             U.S.       LOW DURATION    INVESTMENT
                                                                          GOVERNMENT   U.S. GOVERNMENT     GRADE           HIGH
                                                                          INCOME FUND    INCOME FUND    INCOME FUND     INCOME FUND
                                                                         ------------  ---------------  ------------   ------------
Gross appreciation (investments having an excess of value over cost)...  $    854,404    $   796,318    $    871,675   $  4,164,354
Gross depreciation (investments having an excess of cost over value)...   (16,162,667)    (2,188,538)    (22,848,804)   (78,161,430)
                                                                         ------------  ---------------  ------------   ------------
Net unrealized depreciation of investments ............................  $(15,308,263)   $(1,392,220)   $(21,977,129)  $(73,997,076)
                                                                         ------------  ---------------  ------------   ------------
                                                                         ------------  ---------------  ------------   ------------

   For the six months ended May 31, 2000, total aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:


                                                                             U.S.       LOW DURATION    INVESTMENT
                                                                          GOVERNMENT   U.S. GOVERNMENT     GRADE           HIGH
                                                                          INCOME FUND    INCOME FUND    INCOME FUND     INCOME FUND
                                                                         ------------  ---------------  ------------   ------------
Purchases .............................................................  $407,053,607   $579,950,896    $199,601,980   $ 84,161,919
Sales .................................................................  $427,877,032   $453,815,584    $212,266,669   $163,705,782

FEDERAL TAX STATUS

   Each Fund intends to distribute all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund intends not to be subject to a federal excise tax.

   At November 30, 1999, U.S. Government Income Fund, Low Duration U.S. Government Income Fund, Investment Grade Income Fund and High Income Fund had net capital loss carryforwards of $91,234,915, $120,026,542, $21,205,818 and
$136,312,190, respectively. These loss carryforwards are available as reductions, to the extent provided in the regulations, of future net realized capital gains, and will expire between November 30, 2000 and November 30, 2007. To the extent that such losses are used to offset future net realized capital gains, it is probable that these gains will not be distributed.

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)


SHARES OF BENEFICIAL INTEREST

   There is an unlimited number of $0.001 par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

                                               CLASS A                       CLASS B
                                      ---------------------------   --------------------------
                                        SHARES         AMOUNT          SHARES         AMOUNT
                                      ----------    -------------   -----------    -----------
U.S. GOVERNMENT
  INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................   1,960,797    $  16,449,691        49,751    $   418,134
Shares repurchased .................  (5,067,047)     (42,611,311)     (424,671)    (3,569,267)
Shares converted from
  Class B to Class A ...............     260,283        2,194,748      (260,209)    (2,194,748)
Dividends reinvested ...............     446,345        3,750,578        19,932        167,524
                                      ----------    -------------   -----------    -----------
Net decrease .......................  (2,399,622)   $ (20,216,294)     (615,197)   $(5,178,357)
                                      ==========    =============   ===========    ===========

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................   7,031,019    $  60,739,242       689,705    $ 6,053,726
Shares repurchased ................. (12,054,086)    (104,852,709)     (667,932)    (5,858,579)
Shares converted from
  Class B to Class A ...............   1,048,968        9,307,137    (1,048,781)    (9,307,137)
Dividends reinvested ...............     907,336        7,987,103        52,309        461,448
                                      ----------    -------------   -----------    -----------
Net increase (decrease) ............  (3,066,763)   $ (26,819,227)     (974,699)   $(8,650,542)
                                      ==========    =============   ===========    ===========

LOW DURATION U.S.
  GOVERNMENT INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................  21,818,835    $  50,108,910       553,648    $ 1,263,794
Shares repurchased ................. (18,957,706)     (43,506,861)     (867,386)    (1,984,604)
Shares converted from
  Class B to Class A ...............     268,952          616,123      (268,952)      (616,123)
Dividends reinvested ...............   1,004,661        2,303,722        33,562         76,780
                                      ----------    -------------   -----------    -----------
Net increase (decrease) ............   4,134,742    $   9,521,894      (549,128)   $(1,260,153)
                                      ==========    =============   ===========    ===========

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................  80,259,489    $ 186,412,759     1,757,169    $ 4,134,549
Shares repurchased ................. (71,208,112)    (165,961,016)   (1,463,372)    (3,423,339)
Shares converted from
  Class B to Class A ...............   1,180,032        2,761,865    (1,180,032)    (2,761,865)
Dividends reinvested ...............     871,206        2,040,471        91,329        213,931
                                      ----------    -------------   -----------    -----------
Net increase (decrease) ............  11,102,615    $  25,254,079      (794,906)   $(1,836,724)
                                      ==========    =============   ===========    ===========
                                               CLASS C                       CLASS Y
                                      --------------------------    --------------------------
                                        SHARES         AMOUNT         SHARES         AMOUNT
                                      ----------    ------------    ----------    ------------
U.S. GOVERNMENT
  INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................     110,317    $    928,963       237,682    $  1,997,576
Shares repurchased .................    (526,961)     (4,427,215)     (526,169)     (4,430,943)
Shares converted from
  Class B to Class A ...............      --              --            --              --
Dividends reinvested ...............      41,036         344,437        36,912         309,875
                                      ----------    ------------    ----------    ------------
Net decrease .......................    (375,608)   $ (3,153,815)     (251,575)   $ (2,123,492)
                                      ==========    ============    ==========    ============

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................     577,920    $  5,161,090     2,385,567    $ 20,987,259
Shares repurchased .................  (1,040,037)     (9,188,494)   (2,377,192)    (20,860,433)
Shares converted from
  Class B to Class A ...............      --              --            --              --
Dividends reinvested ...............      88,070         774,343        81,752         716,285
                                      ----------    ------------    ----------    ------------
Net increase (decrease) ............    (374,047)   $ (3,253,061)       90,127    $    843,111
                                      ==========    ============    ==========    ============

LOW DURATION U.S.
  GOVERNMENT INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................     695,126    $  1,595,252       549,810    $  1,265,764
Shares repurchased .................  (5,652,897)    (12,950,957)   (1,567,327)     (3,592,532)
Shares converted from
  Class B to Class A ...............      --              --            --            --
Dividends reinvested ...............     431,025         986,261        18,385          42,220
                                      ----------    ------------    ----------    ------------
Net increase (decrease) ............  (4,526,746)   $(10,369,444)     (999,132)   $ (2,284,548)
                                      ==========    ============    ==========    ============

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................   4,425,998    $ 10,445,726     4,973,305    $ 11,622,425
Shares repurchased ................. (11,143,910)    (26,125,554)   (4,479,319)    (10,414,850)
Shares converted from
  Class B to Class A ...............      --              --            --              --

Dividends reinvested ...............     943,723       2,210,501        73,966         173,214
                                      ----------    ------------    ----------    ------------
Net increase (decrease) ............  (5,774,189)   $(13,469,327)      567,952    $  1,380,789
                                      ==========    ============    ==========    ============

NOTES TO FINANCIAL STATEMENTS(UNAUDITED)
SHARES OF BENEFICIAL INTEREST(CONCLUDED)

                                               CLASS A                       CLASS B
                                      ---------------------------   --------------------------
                                        SHARES         AMOUNT          SHARES         AMOUNT
                                      ----------    -------------   -----------    -----------
INVESTMENT GRADE
  INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................   1,721,272   $  16,849,929       155,337    $  1,518,595
Shares repurchased .................  (2,872,200)    (27,990,330)     (444,277)     (4,341,227)
Shares converted from
  Class B to Class A ...............     378,862       3,713,199      (378,862)     (3,713,199)
Dividends reinvested ...............     414,119       4,032,630        39,877         388,736
                                      ----------    -------------   -----------    -----------
Net decrease .......................    (357,947)  $  (3,394,572)     (627,925)   $ (6,147,095)
                                      ==========    =============   ===========    ===========

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................   3,007,963   $  31,130,739       757,173    $  7,888,019
Shares repurchased .................  (4,615,505)    (47,584,539)     (933,978)     (9,613,270)
Shares converted from
  Class B to Class A ...............   1,081,307      11,200,176    (1,081,604)    (11,200,176)
Dividends reinvested ...............     729,999       7,505,558       103,279       1,064,756
                                      ----------    -------------   -----------    -----------
Net increase (decrease) ............     203,764   $   2,251,934    (1,155,130)   $(11,860,671)
                                      ==========    =============   ===========    ===========

HIGH INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................   2,491,163   $  18,510,879       655,501    $  3,916,363
Shares repurchased ................. (10,718,520)    (64,154,535)   (3,465,731)    (23,284,227)
Shares converted from
  Class B to Class A ...............   2,229,868      10,322,173    (2,231,588)    (10,322,173)
Dividends reinvested ...............     829,594       4,817,718       221,521       1,290,299
                                      ----------    -------------   -----------    -----------
Net decrease .......................  (5,167,895)  $ (30,503,765)   (4,820,297)   $(28,399,738)
                                      ==========    =============   ===========    ===========
YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................  16,234,296   $ 104,312,639     5,419,044    $ 35,346,423

Shares repurchased ................. (24,429,499)   (158,179,372)  (12,058,749)    (77,592,777)
Shares converted from
  Class B to Class A ...............   5,592,768      36,187,733    (5,598,612)    (36,187,733)
Dividends reinvested ...............   1,824,126      11,743,507       907,696       5,872,521
                                      ----------    -------------   -----------    -----------
Net decrease .......................    (778,309)  $  (5,935,493)  (11,330,621)   $(72,561,566)
                                      ==========    =============   ===========    ===========

                                               CLASS C                       CLASS Y
                                      --------------------------    ---------------------------
                                        SHARES         AMOUNT         SHARES         AMOUNT
                                      ----------    ------------    ----------    ------------
INVESTMENT GRADE
  INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................     101,770    $    992,447       123,236     $ 1,205,746
Shares repurchased .................    (530,289)     (5,187,373)     (264,038)     (2,599,382)
Shares converted from
  Class B to Class A ...............      --              --            --              --
Dividends reinvested ...............      43,221         421,137        12,882         125,642
                                      ----------    ------------    ----------    ------------
Net decrease .......................    (385,298)   $ (3,773,789)     (127,920)    $(1,267,994)
                                      ==========    ============    ==========    ============

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................   1,155,322    $ 12,187,153       648,010     $ 6,605,275
Shares repurchased .................  (1,472,093)    (15,317,509)     (458,002)     (4,629,370)
Shares converted from
  Class B to Class A ...............      --              --            --              --

Dividends reinvested ...............      95,887         987,099        25,297         258,895
                                      ----------    ------------    ----------    ------------
Net increase (decrease) ............    (220,884)   $ (2,143,257)      215,305     $ 2,234,800
                                      ==========    ============    ==========    ============

HIGH INCOME FUND
SIX MONTHS ENDED MAY 31, 2000:

Shares sold ........................     637,326$      3,925,164        47,818     $   287,964
Shares repurchased .................  (3,725,624)    (21,705,224)     (252,624)     (1,524,483)
Shares converted from
  Class B to Class A ...............      --              --            --              --
Dividends reinvested ...............     326,611       1,901,893        13,539          80,118
                                      ----------    ------------    ----------    ------------
Net decrease .......................  (2,761,687)   $(15,878,167)     (191,267)    $(1,156,401)
                                      ==========    ============    ==========    ============

YEAR ENDED NOVEMBER 30, 1999:

Shares sold ........................   3,375,141    $ 21,986,584       486,084     $ 3,137,999
Shares repurchased .................  (5,795,558)    (37,436,947)     (577,517)     (3,649,079)
Shares converted from
  Class B to Class A ...............      --              --            --              --
Dividends reinvested ...............     789,183       5,089,006        46,019         294,835
                                      ----------    ------------    ----------    ------------
Net decrease .......................  (1,631,234)   $(10,361,357)      (45,414)    $  (216,245)
                                      ==========    ============    ==========    ============

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                 CLASS A
                                                                    -------------------------------------------------------------
                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                      MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                       2000     -------------------------------------------------
                                                                    (UNAUDITED)   1999       1998      1997      1996      1995
                                                                    ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ..............................   $ 8.51     $ 9.20     $ 8.94    $ 8.86    $ 9.12   $  8.50
                                                                      ------     ------     ------    ------    ------    ------
Net investment income .............................................     0.26       0.50       0.51      0.54      0.55      0.58
Net realized and unrealized gains (losses) from investments,
  futures and options .............................................    (0.17)     (0.69)      0.26      0.08     (0.26)     0.62
                                                                      ------     ------     ------    ------    ------    ------
Net increase (decrease) from investment operations ................     0.09      (0.19)      0.77      0.62      0.29      1.20
                                                                      ------     ------     ------    ------    ------    ------
Dividends from net investment income ..............................    (0.26)     (0.50)     (0.51)    (0.54)    (0.55)    (0.58)
                                                                      ------     ------     ------    ------    ------    ------
Net asset value, end of period ....................................   $ 8.34     $ 8.51     $ 9.20    $ 8.94    $ 8.86    $ 9.12
                                                                      ======     ======     ======    ======    ======    ======
Total investment return (1) .......................................     1.09%     (2.14)%     9.06%     7.27%     3.39%    14.70%
                                                                      ======     ======     ======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of period (000's) ................................. $206,804   $231,569   $278,483  $291,470  $343,836  $430,285
Expenses to average net assets, net of waivers from advisers (3) ..     0.97%*     1.01%      1.03%     0.94%     0.94%     1.03%(2)
Net investment income to average net assets,
  net of waivers from advisers (3) ................................     6.19%*     5.65%      5.69%     6.15%     6.24%     6.65%(2)
Portfolio turnover rate ...........................................      140%       375%       370%      322%      359%      206%

------------------
*   Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.
(3) During the six months ended May 31, 2000 and the year ended November 30, 1999, Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the waiver represents less than 0.005%.

                                                                                                 CLASS B
                                                                    -------------------------------------------------------------
                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                      MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                       2000     -------------------------------------------------
                                                                    (UNAUDITED)   1999       1998      1997      1996      1995
                                                                    ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ..............................   $ 8.51      $ 9.20     $ 8.94    $ 8.87    $ 9.12  $  8.50
                                                                      ------      ------     ------    ------    ------   ------
Net investment income .............................................     0.21        0.43       0.44      0.47      0.48     0.51
Net realized and unrealized gains (losses) from investments,
  futures and options .............................................    (0.17)      (0.69)      0.26      0.07     (0.25)    0.63
                                                                      ------      ------     ------    ------    ------   ------
Net increase (decrease) from investment operations ................     0.04       (0.26)      0.70      0.54      0.23     1.14
                                                                      ------      ------     ------    ------    ------   ------
Dividends from net investment income ..............................    (0.21)      (0.43)     (0.44)    (0.47)    (0.48)   (0.52)
                                                                      ------      ------     ------    ------    ------   ------
Net asset value, end of period ....................................   $ 8.34      $ 8.51     $ 9.20    $ 8.94    $ 8.87   $ 9.12
                                                                      ======      ======     ======    ======    ======   ======
Total investment return (1) .......................................     0.68%      (2.93)%     8.16%     6.34%     2.72%   13.81%
                                                                      ======      ======     ======    ======    ======   ======
Ratios/Supplemental data:
Net assets, end of period (000's) .................................   $7,877     $13,278    $23,318   $42,097   $61,873  $82,469
Expenses to average net assets, net of waivers from advisers (3) ..     1.78%*      1.82%      1.83%     1.69%     1.70%    1.81%(2)
Net investment income to average net assets,
  net of waivers from advisers (3) ................................     5.37%*      4.81%      4.87%     5.40%     5.47%    5.88%(2)
Portfolio turnover rate ...........................................      140%        375%       370%      322%      359%     206%

                                                                                                 CLASS C
                                                                    ------------------------------------------------------------
                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                      MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                       2000     ------------------------------------------------
                                                                    (UNAUDITED)   1999       1998      1997      1996      1995
                                                                    ----------- --------- ---------- --------- --------- -------
Net asset value, beginning of period ..............................   $ 8.50      $ 9.19     $ 8.93    $ 8.86    $ 9.11   $ 8.49
                                                                      ------      ------     ------    ------    ------   ------
Net investment income .............................................     0.23        0.45       0.47      0.49      0.50     0.53
Net realized and unrealized gains (losses) from investments,
  futures and options .............................................    (0.17)      (0.69)      0.26      0.07     (0.25)    0.63
                                                                      ------      ------     ------    ------    ------   ------
Net increase (decrease) from investment operations ................     0.06       (0.24)      0.73      0.56      0.25     1.16
                                                                      ------      ------     ------    ------    ------   ------
Dividends from net investment income ..............................    (0.23)      (0.45)     (0.47)    (0.49)    (0.50)   (0.54)
                                                                      ------      ------     ------    ------    ------   ------
Net asset value, end of period ....................................   $ 8.33      $ 8.50     $ 9.19    $ 8.93    $ 8.86   $ 9.11
                                                                      ======      ======     ======    ======    ======   ======
Total investment return (1) .......................................     0.83%      (2.65)%     8.50%     6.62%     2.98%   14.12%
                                                                      ======      ======     ======    ======    ======   ======
Ratios/Supplemental data:
Net assets, end of period (000's) .................................  $16,481     $20,021    $25,076   $28,132   $37,754  $53,832
Expenses to average net assets, net of waivers from advisers (3) ..     1.49%*      1.53%      1.54%     1.44%     1.45%    1.55%(2)
Net investment income to average net assets,
  net of waivers from advisers (3) ................................     5.68%*      5.13%      5.17%     5.66%     5.74%    6.17%(2)
Portfolio turnover rate ...........................................      140%        375%       370%      322%      359%     206%

PAINEWEBBER U.S. GOVERNMENT INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                 CLASS Y
                                                                    -------------------------------------------------------------
                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                      MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                       2000     -------------------------------------------------
                                                                    (UNAUDITED)   1999       1998      1997      1996      1995
                                                                    ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ..............................    $ 8.50     $ 9.19     $ 8.93    $ 8.86    $ 9.11   $ 8.49
                                                                       ------     ------     ------    ------    ------   ------
Net investment income .............................................      0.27       0.52       0.54      0.56      0.57     0.61
Net realized and unrealized gains (losses) from investments,
  futures and options .............................................     (0.17)     (0.69)      0.26      0.07     (0.25)    0.62
                                                                       ------     ------     ------    ------    ------   ------
Net increase (decrease) from investment operations ................      0.10      (0.17)      0.80      0.63      0.32     1.23
                                                                       ------     ------     ------    ------    ------   ------
Dividends from net investment income ..............................     (0.27)     (0.52)     (0.54)    (0.56)    (0.57)   (0.61)
                                                                       ------     ------     ------    ------    ------   ------
Net asset value, end of period ....................................    $ 8.33     $ 8.50     $ 9.19    $ 8.93    $ 8.86   $ 9.11
                                                                       ======     ======     ======    ======    ======   ======
Total investment return (1) .......................................      1.24%     (1.84)%     9.41%     7.43%     3.81%   15.06%
                                                                       ======     ======     ======    ======    ======   ======

Ratios/Supplemental data:
Net assets, end of period (000's) .................................    $9,120    $11,450    $11,547    $6,816    $6,495   $7,957
Expenses to average net assets, net of waivers from advisers (3) ..      0.65%*     0.69%      0.71%     0.67%     0.64%    0.71%(2)
Net investment income to average net assets,
  net of waivers from advisers (3) ................................      6.49%*     5.97%      5.99%     6.41%     6.53%    6.96%(2)
Portfolio turnover rate ...........................................       140%       375%       370%      322%      359%     206%

------------------
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.
(2) These ratios include non-recurring acquisition expenses of 0.03%.
(3) During the six months ended May 31, 2000 and the year ended November 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the waiver represents less than 0.005%.

                 (This page has been left blank intentionally.)

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND


FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                                 CLASS A
                                                                    -------------------------------------------------------------
                                                                     FOR THE
                                                                    SIX MONTHS
                                                                      ENDED
                                                                      MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                       2000     -------------------------------------------------
                                                                    (UNAUDITED)   1999       1998      1997      1996      1995
                                                                    ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ...........................       $ 2.31     $ 2.38     $ 2.37    $ 2.35    $ 2.34    $ 2.25
                                                                       ------     ------     ------    ------    ------    ------
Net investment income ..........................................         0.06       0.12       0.13      0.13      0.14      0.13
Net realized and unrealized gains (losses) from investments,
  futures and options ..........................................        (0.04)     (0.07)      0.01      0.02      0.01      0.09
                                                                       ------     ------     ------    ------    ------    ------
Net increase in net asset value from operations ................         0.02       0.05       0.14      0.15      0.15      0.22
                                                                       ------     ------     ------    ------    ------    ------
Dividends from net investment income ...........................        (0.06)     (0.12)     (0.13)    (0.13)    (0.14)    (0.13)
                                                                       ------     ------     ------    ------    ------    ------
Net asset value, end of period .................................       $ 2.27     $ 2.31     $ 2.38    $ 2.37    $ 2.35    $ 2.34
                                                                       ======     ======     ======    ======    ======    ======
Total investment return (1) ....................................         1.04%      1.99%      6.11%     6.67%     6.46%    10.25%
                                                                       ======     ======     ======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................      $95,276    $87,142    $63,606   $33,648   $71,216  $127,961
Expenses to average net assets .................................         0.93%*     0.96%      1.07%+    1.04%     1.21%     1.15%
Net investment income to average net assets ....................         5.57%*     4.95%      5.37%+    5.72%     5.84%     5.89%
Portfolio turnover rate ........................................          233%       270%       411%      359%      210%      242%

------------------
*   Annualized.
+ Includes 0.13% of interest expense related to the reverse repurchase agreement entered into during the year.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.


                                                                                                CLASS B
                                                                   -------------------------------------------------------------
                                                                    FOR THE
                                                                   SIX MONTHS
                                                                     ENDED
                                                                     MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                      2000     -------------------------------------------------
                                                                   (UNAUDITED)   1999       1998      1997      1996      1995
                                                                   ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ...........................     $ 2.30      $ 2.38     $ 2.37    $ 2.35    $ 2.34   $ 2.25
                                                                     ------      ------     ------    ------    ------   ------
Net investment income ..........................................       0.05        0.10       0.11      0.11      0.12     0.11
Net realized and unrealized gains (losses) from investments,
  futures and options ..........................................      (0.03)      (0.08)      0.01      0.02      0.01     0.09
                                                                     ------      ------     ------    ------    ------   ------
Net increase in net asset value from operations ................       0.02        0.02       0.12      0.13      0.13     0.20
                                                                     ------      ------     ------    ------    ------   ------
Dividends from net investment income ...........................      (0.05)      (0.10)     (0.11)    (0.11)    (0.12)   (0.11)
                                                                     ------      ------     ------    ------    ------   ------
Net asset value, end of period .................................
                                                                     $ 2.27      $ 2.30     $ 2.38    $ 2.37    $ 2.35   $ 2.34
Total investment return (1) ....................................     ======      ======     ======    ======    ======   ======
                                                                       1.03%       0.71%      5.24%     5.81%     5.60%    9.30%
Ratios/Supplemental data:                                            ======      ======     ======    ======    ======   ======
Net assets, end of period (000's) ..............................     $4,264      $5,589     $7,670    $6,949    $7,716   $9,147
Expenses to average net assets .................................       1.80%*      1.78%      1.91%+    1.87%     2.03%    2.02%
Net investment income to average net assets ....................       4.65%*      4.14%      4.58%+    4.80%     4.99%    5.03%
Portfolio turnover rate ........................................        233%        270%       411%      359%      210%     242%


                                                                                                CLASS C
                                                                   -------------------------------------------------------------
                                                                    FOR THE
                                                                   SIX MONTHS
                                                                     ENDED
                                                                     MAY 31,          FOR THE YEARS ENDED NOVEMBER 30,
                                                                      2000     -------------------------------------------------
                                                                   (UNAUDITED)   1999       1998      1997      1996      1995
                                                                   ----------- --------- ---------- --------- --------- --------
Net asset value, beginning of period ...........................     $ 2.30      $ 2.38     $ 2.37    $ 2.35    $ 2.34    $ 2.25
                                                                     ------      ------     ------    ------    ------    ------
Net investment income ..........................................       0.06        0.10       0.12      0.12      0.12      0.12
Net realized and unrealized gains (losses) from investments,
  futures and options ..........................................      (0.03)      (0.08)      0.01      0.02      0.01      0.09
                                                                     ------      ------     ------    ------    ------    ------
Net increase in net asset value from operations ................       0.03        0.02       0.13      0.14      0.13      0.21
                                                                     ------      ------     ------    ------    ------    ------
Dividends from net investment income ...........................      (0.06)      (0.10)     (0.12)    (0.12)    (0.12)    (0.12)
                                                                     ------      ------     ------    ------    ------    ------
Net asset value, end of period .................................     $ 2.27      $ 2.30     $ 2.38    $ 2.37    $ 2.35    $ 2.34
                                                                     ======      ======     ======    ======    ======    ======
Total investment return (1) ....................................       1.14%       0.90%      5.46%     6.05%     5.82%     9.60%
                                                                     ======      ======     ======    ======    ======    ======
Ratios/Supplemental data:
Net assets, end of period (000's) ..............................    $51,898     $63,083    $78,923   $91,700  $123,203  $180,169
Expenses to average net assets .................................       1.61%*      1.60%      1.72%+    1.64%     1.80%     1.75%
Net investment income to average net assets ....................       4.89%*      4.33%      4.78%+    5.05%     5.22%     5.31%
Portfolio turnover rate ........................................        233%        270%       411%      359%      210%      242%

PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                              CLASS Y
                                                              ----------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS                                                FOR THE
                                                                 ENDED                                                   PERIOD
                                                                MAY 31,        FOR THE YEARS ENDED NOVEMBER 30,    OCTOBER 20, 1995#
                                                                 2000      --------------------------------------   TO NOVEMBER 30,
                                                              (UNAUDITED)    1999      1998      1997      1996           1995
                                                              -----------  --------  --------  --------  --------  ----------------
Net asset value, beginning of period ........................   $  2.30     $ 2.38    $ 2.37    $ 2.35    $ 2.34         $ 2.33
                                                                -------     ------    ------    ------    ------         ------
Net investment income .......................................      0.07       0.12      0.14      0.14      0.14           0.01
Net realized and unrealized gains (losses) from investments,
  futures and options .......................................     (0.02)     (0.08)     0.01      0.02      0.01           0.01
                                                                -------     ------    ------    ------    ------         ------
Net increase (decrease) in net asset value from operations ..      0.05       0.04      0.15      0.16      0.15           0.02
                                                                -------     ------    ------    ------    ------         ------
Dividends from net investment income ........................     (0.07)     (0.12)    (0.14)    (0.14)    (0.14)         (0.01)
                                                                -------     ------    ------    ------    ------         ------
Net asset value, end of period ..............................   $  2.28     $ 2.30    $ 2.38    $ 2.37    $ 2.35         $ 2.34
                                                                =======     ======    ======    ======    ======         ======
Total investment return (1) .................................      2.02%      1.81%     6.37%     6.87%     6.64%          0.83%
                                                                =======     ======    ======    ======    ======         ======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................   $   748     $3,059    $1,810    $  352    $  333         $  321
Expenses to average net assets ..............................      0.72%*     0.70%     0.79%+    0.86%     0.99%          0.99%*
Net investment income to average net assets .................      5.78%*     5.24%     5.60%+    5.82%     6.00%          5.87%*
Portfolio turnover rate .....................................       233%       270%      411%      359%      210%           242%

------------
#    Commencement of issuance of shares
*    Annualized
+ Includes 0.13% of interest expense related to the reverse repurchase agreement transaction entered into during the period.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

                 (This page has been left blank intentionally.)

PAINEWEBBER INVESTMENT GRADE INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                              CLASS A
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $    9.95   $   10.79  $   10.85  $   10.59  $   10.68  $    9.67
                                                               ---------   ---------  ---------  ---------  ---------  ---------

Net investment income .......................................       0.35        0.67       0.74       0.74       0.73       0.76
Net realized and unrealized gains (losses) from investments,
  futures and options .......................................      (0.49)      (0.84)     (0.06)      0.26      (0.09)      1.01
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net increase (decrease) from investment operations ..........      (0.14)      (0.17)      0.68       1.00       0.64       1.77
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Dividends from net investment income ........................      (0.35)      (0.67)     (0.74)     (0.74)     (0.73)     (0.76)
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............................  $    9.46   $    9.95  $   10.79  $   10.85  $   10.59  $   10.68
                                                               =========   =========  =========  =========  =========  =========
Total investment return (1) .................................      (1.48)%     (1.62)%     6.37%      9.88%      6.33%     18.95%
                                                               =========   =========  =========  =========  =========  =========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $ 188,209   $ 201,465  $ 216,402  $ 212,472  $ 229,117  $ 258,898
Expenses to average net assets net of waivers
  from adviser (2) ..........................................       0.97%*      0.95%      0.93%      1.03%      0.94%      0.95%
Net investment income to average net assets net
  of waivers from adviser (2) ...............................       7.17%*      6.48%      6.56%      7.07%      7.02%      7.42%
Portfolio turnover rate .....................................         85%        195%       173%       109%       115%       149%

--------------------
+    Commencement of issuance of shares.
*    Annualized.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.
(2) During the six months ended May 31, 2000 and the year ended November 30, 1999 Mitchell Hutchins waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the waiver represents less than 0.005%.

                                                                                              CLASS B
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $    9.94   $   10.79  $   10.85  $   10.58  $   10.67  $    9.67
                                                               ---------   ---------  ---------  ---------  ---------  ---------

Net investment income .......................................       0.31        0.58       0.65      0.66        0.65       0.68
Net realized and unrealized gains (losses) from investments,
  futures and options .......................................      (0.48)      (0.84)     (0.06)     0.27       (0.09)      1.00
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net increase (decrease) from investment operations ..........      (0.17)      (0.26)      0.59      0.93        0.56       1.68
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Dividends from net investment income ........................      (0.31)      (0.59)     (0.65)    (0.66)      (0.65)     (0.68)
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............................  $    9.46   $    9.94  $   10.79  $   10.85  $   10.58  $   10.67
                                                               =========   =========  =========  =========  =========  =========
Total investment return (1) .................................      (1.77)%     (2.46)%     5.56%     9.17%       5.54%     17.97%
                                                               =========   =========  =========  =========  =========  =========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $  19,185   $  26,415  $  41,124  $  44,829  $  58,364  $  71,372
Expenses to average net assets net of waivers
  from adviser (2) ..........................................       1.75%*      1.70%      1.69%      1.78%      1.68%      1.70%
Net investment income to average net assets net
  of waivers from adviser (2) ...............................       6.38%*      5.67%      5.79%      6.31%      6.27%      6.67%
Portfolio turnover rate .....................................         85%        195%       173%       109%       115%       149%

                                                                                              CLASS C
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $    9.94   $   10.79  $   10.85  $   10.59  $   10.68  $    9.67
                                                               ---------   ---------  ---------  ---------  ---------  ---------

Net investment income .......................................       0.32        0.61       0.68       0.69       0.68       0.70
Net realized and unrealized gains (losses) from investments,
  futures and options .......................................      (0.48)      (0.84)     (0.06)      0.26      (0.09)      1.01
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net increase (decrease) from investment operations ..........      (0.16)      (0.23)      0.62       0.95       0.59       1.71
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Dividends from net investment income ........................      (0.32)      (0.62)     (0.68)     (0.69)     (0.68)     (0.70)
                                                               ---------   ---------  ---------  ---------  ---------  ---------
Net asset value, end of period ..............................  $    9.46   $    9.94  $   10.79  $   10.85  $   10.59  $   10.68
                                                               =========   =========  =========  =========  =========  =========
Total investment return (1) .................................      (1.63)%     (2.20)%     5.84%      9.34%      5.80%     18.37%
                                                               =========   =========  =========  =========  =========  =========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $  24,468   $  29,560  $  34,457  $  29,204  $  32,337  $  39,150
Expenses to average net assets net of waivers
  from adviser (2) ..........................................       1.48%*      1.44%      1.42%      1.53%      1.44%      1.45%
Net investment income to average net assets net
  of waivers from adviser (2) ...............................       6.67%*      5.97%      6.04%      6.57%      6.51%      6.95%
Portfolio turnover rate .....................................         85%        195%       173%       109%       115%       149%
                                                                              CLASS Y
                                                              -----------------------------------------------
                                                                 FOR THE                       FOR THE PERIOD
                                                               SIX MONTHS                       FEBRUARY 18,
                                                                  ENDED       FOR THE YEAR         1998+
                                                                 MAY 31,          ENDED           THROUGH
                                                                  2000         NOVEMBER 30,     NOVEMBER 30,
                                                               (UNAUDITED)         1999             1998
                                                              -------------   -------------   ---------------
Net asset value, beginning of period ........................    $  9.95         $ 10.80          $ 10.99
                                                                 -------         -------          -------

Net investment income .......................................       0.36            0.69             0.57
Net realized and unrealized gains (losses) from investments,
  futures and options .......................................      (0.49)          (0.84)           (0.19)
                                                                 -------         -------          -------
Net increase (decrease) from investment operations ..........      (0.13)          (0.15)            0.38
                                                                 -------         -------          -------
Dividends from net investment income ........................      (0.36)          (0.70)           (0.57)
                                                                 -------         -------          -------
Net asset value, end of period ..............................    $  9.46         $  9.95          $ 10.80
                                                                 =======         =======          =======
Total investment return (1) .................................      (1.46)%         (1.43)%           3.51%
                                                                 =======         =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................    $ 3,177         $ 4,613          $ 2,682
Expenses to average net assets net of waivers
  from adviser (2) ..........................................       0.71%*          0.66%            0.62%*
Net investment income to average net assets net
  of waivers from adviser (2) ...............................       7.45%*          6.84%            6.71%*
Portfolio turnover rate .....................................         85%            195%             173%

PAINEWEBBER HIGH INCOME FUND

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout each period is presented below:

                                                                                              CLASS A
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $   6.12    $   6.66   $   7.63   $   7.35   $   6.96   $   7.14
                                                               --------    --------   --------   --------   --------   --------

Net investment income .......................................      0.31**      0.71**     0.67       0.69       0.72       0.79
Net realized and unrealized gains (losses) from investments..     (1.14)**    (0.55)**   (0.99)      0.27       0.37      (0.17)
                                                               --------    --------   --------   --------   --------   --------
Net increase (decrease) from investment operations ..........     (0.83)       0.16      (0.32)      0.96       1.09       0.62
                                                               --------    --------   --------   --------   --------   --------
Dividends from net investment income ........................     (0.32)      (0.70)     (0.65)     (0.68)     (0.70)     (0.80)
                                                               --------    --------   --------   --------   --------   --------
Net asset value, end of period ..............................  $   4.97    $   6.12   $   6.66   $   7.63   $   7.35   $   6.96
                                                               ========    ========   ========   ========   ========   ========
Total investment return (1) .................................    (14.05)%      2.42%     (4.46)%    13.59%     16.55%      9.01%
                                                               ========    ========   ========   ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $163,374    $232,825   $258,559   $272,325   $243,564   $248,619
Expenses to average net assets...............................      0.99%*      0.94%      0.91%      0.98%      0.96%      0.93%
Net investment income to average net assets..................     10.24%*     10.83%      9.10%      9.21%     10.10%     11.17%
Portfolio turnover rate .....................................        26%         62%       161%       160%       142%        94%

--------------------
*    Annualized.
**   Calculated using average daily shares outstanding for the period.
+    Commencement of issuance of shares.
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

                                                                                              CLASS B
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $   6.11    $   6.65   $   7.63   $   7.35   $   6.95   $   7.14
                                                               --------    --------   --------   --------   --------   --------

Net investment income .......................................      0.28**      0.66**     0.63       0.63       0.66       0.74
Net realized and unrealized gains (losses) from investments..     (1.13)**    (0.55)**   (1.01)      0.27       0.39      (0.18)
                                                               --------    --------   --------   --------   --------   --------
Net increase (decrease) from investment operations ..........     (0.85)       0.11      (0.38)      0.90       1.05       0.56
                                                               --------    --------   --------   --------   --------   --------
Dividends from net investment income ........................     (0.30)      (0.65)     (0.60)     (0.62)     (0.65)     (0.75)
                                                               --------    --------   --------   --------   --------   --------
Net asset value, end of period ..............................  $   4.96    $   6.11   $   6.65   $   7.63   $   7.35   $   6.95
                                                               ========    ========   ========   ========   ========   ========
Total investment return (1) .................................    (14.43)%      1.63%     (5.32)%    12.76%     15.86%      8.05%
                                                               ========    ========   ========   ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $ 51,915    $ 93,390   $176,997   $236,656   $215,492   $212,946
Expenses to average net assets...............................      1.77%*      1.70%      1.66%      1.73%      1.71%      1.68%
Net investment income to average net assets .................      9.37%*     10.03%      8.30%      8.45%      9.34%     10.42%
Portfolio turnover rate .....................................        26%         62%       161%       160%       142%        94%

                                                                                              CLASS C
                                                              ------------------------------------------------------------------
                                                                FOR THE
                                                              SIX MONTHS
                                                                 ENDED
                                                                MAY 31,               FOR THE YEARS ENDED NOVEMBER 30,
                                                                 2000      -----------------------------------------------------
                                                              (UNAUDITED)     1999       1998       1997       1996       1995
                                                              -----------  ---------  ---------  ---------  ---------  ---------
Net asset value, beginning of period ........................  $   6.12    $   6.67   $   7.64   $   7.36   $   6.97   $   7.15
                                                               --------    --------   --------   --------   --------   --------

Net investment income .......................................      0.29**      0.67**     0.64       0.65       0.68       0.76
Net realized and unrealized gains (losses) from investments..     (1.13)**    (0.55)**   (0.99)      0.27       0.38      (0.18)
                                                               --------    --------   --------   --------   --------   --------
Net increase (decrease) from investment operations ..........     (0.84)       0.12      (0.35)      0.92       1.06       0.58
                                                               --------    --------   --------   --------   --------   --------
Dividends from net investment income ........................     (0.31)      (0.67)     (0.62)     (0.64)     (0.67)     (0.76)
                                                               --------    --------   --------   --------   --------   --------
Net asset value, end of period ..............................  $   4.97    $   6.12   $   6.67   $   7.64   $   7.36   $   6.97
                                                               ========    ========   ========   ========   ========   ========
Total investment return (1) .................................    (14.20)%      1.75%     (4.92)%    13.03%     15.96%      8.45%
                                                               ========    ========   ========   ========   ========   ========
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................  $ 52,003    $ 80,961   $ 98,982   $115,757   $ 94,445   $103,911
Expenses to average net assets ..............................      1.50%*      1.44%      1.41%      1.48%      1.47%      1.44%
Net investment income to average net assets .................      9.72%*     10.34%      8.58%      8.66%      9.60%     10.63%
Portfolio turnover rate .....................................        26%         62%       161%       160%       142%        94%

                                                                              CLASS Y
                                                              -----------------------------------------------
                                                                 FOR THE                       FOR THE PERIOD
                                                               SIX MONTHS                       FEBRUARY 20,
                                                                  ENDED       FOR THE YEAR         1998+
                                                                 MAY 31,          ENDED           THROUGH
                                                                  2000         NOVEMBER 30,     NOVEMBER 30,
                                                               (UNAUDITED)         1999             1998
                                                              -------------   -------------   ---------------
Net asset value, beginning of period ........................    $  6.11         $  6.65          $  7.79
                                                                 -------         -------          -------

Net investment income .......................................       0.33**          0.72**           0.53
Net realized and unrealized gains (losses) from investments..      (1.15)**        (0.54)**         (1.14)
                                                                 -------         -------          -------
Net increase (decrease) from investment operations ..........      (0.82)           0.18            (0.61)
                                                                 -------         -------          -------
Dividends from net investment income ........................      (0.33)          (0.72)           (0.53)
                                                                 -------         -------          -------
Net asset value, end of period ..............................    $  4.96         $  6.11          $  6.65
                                                                 =======         =======          =======
Total investment return (1) .................................     (13.97)%          2.68%           (8.43)%
                                                                 =======         =======          =======
Ratios/Supplemental Data:
Net assets, end of period (000's) ...........................       $791          $2,142          $ 2,633
Expenses to average net assets ..............................       0.74%*          0.68%            0.63%*
Net investment income to average net assets .................      10.29%*         11.16%            9.78%*
Portfolio turnover rate .....................................         26%             62%             161%

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

--------------------------------------------------------------------------------
TRUSTEES

E. Garrett Bewkes, Jr.             Meyer Feldberg
CHAIRMAN
                                   George W. Gowen
Margo N. Alexander
                                   Frederic V. Malek
Richard Q. Armstrong
                                   Carl W. Schafer
Richard R. Burt
                                   Brian M. Storms


PRINCIPAL OFFICERS

Margo N. Alexander                 James F. Keegan
PRESIDENT                          VICE PRESIDENT

Dianne E. O'Donnell                Dennis L. McCauley
VICE PRESIDENT AND SECRETARY       VICE PRESIDENT

Paul H. Schubert                   Nirmal Singh
VICE PRESIDENT AND TREASURER       VICE PRESIDENT

Julieanna Berry
VICE PRESIDENT


INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

SUB-ADVISER

(PaineWebber Low Duration U.S. Government Income Fund)
Pacific Investment Management Company
840 Newport Center Drive
Newport Beach, CA 92660


A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION FOR ANY OF THE FUNDS LISTED ON THE BACK COVER CAN BE OBTAINED FROM A PAINEWEBBER FINANCIAL ADVISOR OR CORRESPONDENT FIRM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

THE FINANCIAL INFORMATION INCLUDED HEREIN IS TAKEN FROM THE RECORDS OF THE FUNDS WITHOUT EXAMINATION BY INDEPENDENT AUDITORS WHO DO NOT EXPRESS AN OPINION THEREON.

THIS REPORT IS NOT TO BE USED IN CONNECTION WITH THE OFFERING OF SHARES OF THE FUNDS UNLESS ACCOMPANIED OR PRECEDED BY AN EFFECTIVE PROSPECTUS.

PaineWebber offers a family of 26 funds which encompass a diversified range of investment goals.

BOND FUNDS
- High Income Fund
- Investment Grade Income Fund
- Low Duration U.S. Government Income Fund
- Strategic Income Fund
- U.S. Government Income Fund

TAX-FREE BOND FUNDS
- California Tax-Free Income Fund
- Municipal High Income Fund
- National Tax-Free Income Fund
- New York Tax-Free Income Fund

STOCK FUNDS
- Enhanced S&P 500 Fund
- Enhanced Nasdaq 100 Fund
- Financial Services Growth Fund
- Growth Fund
- Growth and Income Fund
- Mid Cap Fund
- Small Cap Fund
- S&P 500 Index Fund
- Strategy Fund
- Tax-Managed Equity Fund

ASSET ALLOCATION FUNDS
- Balanced Fund
- Tactical Allocation Fund

GLOBAL FUNDS
- Asia Pacific Growth Fund
- Emerging Markets Equity Fund
- Global Equity Fund
- Global Income Fund

PAINE WEBBER MONEY MARKET FUND

                                  PAINEWEBBER
                        -C-2000 PaineWebber Incorporated
                               All rights reserved
                                   Member SIPC


PAINEWEBBER
                    ----------------------------------------

                                                               SEMIANNUAL REPORT
BOND FUNDS

U.S. GOVERNMENT
INCOME FUND

LOW DURATION
U.S. GOVERNMENT
INCOME FUND

INVESTMENT GRADE
INCOME FUND

HIGH INCOME FUND


MAY 31, 2000